                                                                   EXHIBIT 10.21

                                LEASE AGREEMENT

                                    BETWEEN

                                 FVC.COM, INC.

                                  as Landlord

                                      and

                                   OPTI, INC.

                                   as Tenant

1.       Subleased Premises.                      1

2.       Term.                                    2

3.       Master Lease.                            2

4.       Voluntary Termination of Master Lease.   6

5.       Insurance.                               7

6.       Brokerage.                               7

7.       Notices.                                 8

9.       Successors And Assigns.                  8

10.      Entire Agreement.                        9

11.      Time of Essence.                         9

12.      Consent of Master Landlord.              9

                                LEASE AGREEMENT

     THIS LEASE AGREEMENT (the "Lease Agreement" or "Lease") is dated as of the Thirtieth day of November, 1999, by and between FVC.COM, INC., a Delaware corporation, (hereinafter called "Landlord") and OPTI, INC., a California corporation (hereinafter called "Tenant").

     A. Landlord is the tenant of that certain building commonly known as 3393 Octavius, Santa Clara, California (the "Building"), pursuant to that certain Lease Agreement dated July 19, 1995, and as amended, between Landlord and FVC.COM (formerly known as First Virtual Corporation), as tenant, and John Arrillaga, Trustee, or his Sucessor Trust UTA dated 7/20/77, of the John Arrillaga Survivor's Trust (previously known as the "John Arrillaga Separate Property Trust") and Richard T. Peery, Trustee, or his Successor Trustee UTA 7/20/77, the Richard T. Peery Separate Property Trust (Richard T. Perry Separate Property Trust") (hereinafter called "Master Landlord"), as landlord, and collectively amended by Amendment No. 1, Amendment No. 2, Amendment No. 3, and Amendment No. 4. Said Lease Agreement, the redacted provisions of which are attached hereto as Exhibit A, is hereinafter called the "Master Lease". All capitalized terms not defined herein shall be as defined in the Master Lease.

     B. The parties desire to set forth in this Lease the terms, conditions and provisions based upon which Tenant shall lease the Subleased Premises (hereinafter defined) from Landlord.

     NOW, THEREFORE, Landlord and Tenant agree as follows:

     1.  Subleased Premises.

     Landlord hereby leases to Tenant and Tenant hereby hires from Landlord the following described premises:

          That portion of the Second Floor (Suite 102) of the Building, consisting of approximately Twelve Thousand square feet (hereinafter called the "Subleased Premises"), together with the nonexclusive right of ingress and egress to and from the Subleased Premises in and over the Common Areas of the Complex.

     Landlord and Tenant agree that the Subleased Premises for all purposes of this Lease Agreement comprise a total of 12,000 rentable square feet.

     2.  Term.

     The term of this Lease shall commence on December 1, 1999 and end on December 31, 2000.

     3.  Master Lease.

          (a) Tenant hereby acknowledges that it has read those provisions of the Master Lease attached as Exhibit A hereto and understands same. This Lease is and shall be at all times subject and subordinate to all of the terms, conditions and provisions of the Master Lease. Without limiting the generality of the foregoing, it is understood that any termination of the Master Lease prior to the end of the term of this Lease shall terminate this Lease without further liability of Landlord. It is further expressly understood that this Lease grants Tenant no options, whether to extend the term of this Lease or otherwise, regardless of whether Landlord has been granted such options under the Master Lease.
          (b) All of the terms and provisions of the Master Lease, except (i) as provided in subsections (d), (e) and (f) below or (ii) those set forth in any of the provisions of the Master Lease which have been omitted from the redacted copy of the Master Lease attached as Exhibit A hereto, are incorporated into and made a part of this Lease, and the rights and obligations of the parties under the Master Lease are hereby imposed upon the parties hereto with respect to the Subleased Premises, Landlord being substituted for "Landlord" in the Master Lease, and Tenant being substituted for "Tenant" in the Master Lease. It is further understood that where reference is made in the Master Lease to the "Premises," the same shall mean the Subleased Premises as defined herein; and where reference is made to the "Lease," the same shall mean this Lease.

          (c) Tenant hereby assumes and agrees to perform for Landlord's benefit, during the term of this Lease, all of Landlord's obligations as the tenant under the Master Lease with respect to the Subleased Premises, except as otherwise provided in clause (ii) of Section 3(b) above. Tenant agrees to save, defend and indemnify Landlord against and hold Landlord free and harmless from all loss, liability, judgments, costs, damages, claims or demands, including reasonable attorneys' fees arising out of Tenant's failure to comply with or perform any of Tenant's obligations so assumed. Tenant shall not commit or permit to be committed any act or omission which violates any term or condition of the Master Lease.

          (d) The following Sections of the Master Lease are not incorporated into the Lease Agreement herein:

               Lease Agreement: 2, 12, 19, 34, 41, 43, 44, 46 and 48.

               Amendment NO. 1.

               Amendment NO. 2 to Lease: l, 2, 3, 4, 5, 6, 7, 8, and 11

               Amendment NO. 3 to Lease: 1, 2, 3, 4, 5 and 6.

               Amendment to NO. 4 to Lease: 1, 2, 3, 4 are not incorporated herein.

          (e) The following Sections of the Master Lease are incorporated, but modified as follows:

          4A. Commencing on the December 1, 1999 and continuing throughout the term of this Lease, Tenant shall pay rent Basic Rent to Landlord. Tenant shall pay to Landlord monthly base rent in the amount of Twenty-Six Thousand Four Hundred and No/One-Hundredths Dollars ($26,400.00), provided that Basic Rent shall be increased effective as of the (a) May 1, 2000 to Twenty-Eight Thousand Three Hundred Twenty and No/One Hundredths Dollars ($28,320).

          4D; 7; 11; 12. Tenant shall pay to Landlord its proportionate share of any Additional Rent paid by Landlord to Master Landlord ("Proportionate Share"). Tenant's Proportionate Share of Additional Rent is Six Thousand No/One-Hundredths Dollars ($6,000.00) per month.

          4E. All Basic Rent and all other payments hereunder for Additional Rent shall paid to the Landlord at 3393 Octavius Drive, Santa Clara, California 95054.

          4F. Upon execution of this Lease, Tenant shall deposit with Landlord the Sum of Sixty Thousand Seven Hundred Twenty and No/One-Hundreths Dollars ($60,720.00) as the first and last months rent, plus the first's month Additional Rent and the Sum of Twenty-Six Thousand Four Hundred and No/One-Hundreths Dollars ($26,400.00) as a Security Deposit.

               6.  Tenant shall have the right to use 45 unreserved Parking
Spaces.

               16. Tenant indemnity shall include Master Landlord as well as Landlord.

          28. In the event of any holdover by Tenant, with the consent of Landlord, the monthly Basic Rent shall be Twenty-Eight Thousand Three Hundred Twenty and No/One Hundredths Dollars ($28,320) and the Additional Rent of Six Thousand and No/One Hundredths Dollars ($6,000.00) per month.

          (f) The provisions of the Master Lease set forth in Exhibit A include express covenants made by Master Landlord and describe Master Landlord's duties in connection with the operation of the premises within which the Subleased Premises are located. Notwithstanding Section 3(b) above, Landlord is not obligated to perform Master Landlord's obligations or duties under the Master Lease with respect to services, maintenance, construction, repair, restoration, or compliance with law relating to any part or all of the Premises, the Building and/or the Project. In addition, Landlord shall not be liable for Master Landlord's breach of any provision of the Master Lease or for any misrepresentation by Master Landlord. If Master Landlord fails to perform, Tenant shall notify Landlord, and Landlord will promptly notify Master Landlord and demand performance. If Master Landlord continues to fail to perform, Landlord will cooperate with Tenant in seeking any recourse from Master Landlord which may be reasonably needed to enforce the obligations of Master Landlord insofar as such obligations may pertain to the Subleased Premises, and Landlord will provide such cooperation at Landlord's expense, subject in all events to each the following limitations: (i) the term "cooperation" shall not require Landlord to make any economic payments or concessions to Master Landlord or alter in any way Landlord's rights or obligations as tenant under the Master Lease; (ii) "cooperation" shall not require Landlord to initiate or prosecute any administrative or judicial action against Master Landlord unless either (aa) Master Landlord's breach has caused or will cause
                ------
loss by Tenant of possession of the Subleased Premises or other circumstances that substantially interfere or will likely substantially interfere with Tenant's ability to carry on its business operations in the Subleased Premises, or (bb) Tenant pays all costs and expenses actually incurred by Landlord in
--
initiating and prosecuting such action, including without limitation all attorney's fees and expenses, which costs and expenses shall be reimbursed by Tenant within twenty (20) days after Landlord's invoice therefor.

          (g) So long as Tenant performs and complies with its obligations hereunder, Landlord will perform and comply with those of its obligations as tenant under the Master Lease which Tenant has not agreed to perform hereunder. Landlord agrees to defend and indemnify Tenant against and hold Tenant free and harmless of and from all loss, liability, judgments, costs, damages, claims, or demands, including reasonable attorneys fees, arising out of Landlord's breach of its obligations as set forth in the preceding sentence.

*    4.  Voluntary Termination of Master Lease.

     If the Master Landlord and Tenant jointly and voluntarily elect, for any reason whatsoever, to terminate the Master Lease prior to the scheduled Master Lease termination date, then this Sublease (if then still in effect) shall terminate concurrently with the termination of the Master Lease. Subtenant expressly acknowledges and agrees that (1) the voluntary termination of the Master Lease by Landlord and Tenant and the resulting termination of this Sublease shall not give Subtenant any right or power to make any legal or equitable claim against Landlord, including without limitation any claim for interference with contract or interference with prospective economic advantage, and (2) Subtenant hereby waives any and all rights it may have under law or at equity against Landlord to challenge such an early termination of the Sublease, and unconditionally releases and relieves Landlord, and its officers, directors, employees and agents, from any and all claims, demands, and/or causes of action whatsoever (collectively, "Claims"), whether such matters are known or unknown, latent or apparent, suspected or unsuspected, foreseeable or unforeseeable, which Subtenant may have arising out of or in connection with any such early termination of this Sublease. Subtenant knowingly and intentionally waives any and all protection which is or may be given by Section 1542 of the California Civil Code which provides as follows: "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with debtor.

     The term of this Sublease is therefore subject to early termination. Subtenant's initials here below evidence (a) Subtenant's consideration of and agreement to this early termination provision, (b) Subtenant's acknowledgement that, in determining the net benefits to be derived by Subtenant under the terms of this Sublease, Subtenant has anticipated the potential for early termination, and (c) Subtenant's agreement to the general waiver and release of Claims above.

          Initials: illegible^^           Initials:  illegible^^
                    -----------                    -------------
          Subtenant                       Tenant

     5.   Insurance.

          (a) During the term of this Lease, Tenant shall maintain the insurance specified in Article 13 and 14 of the Master Lease, and the Commercial General Liability insurance therein provided shall name Landlord and Master Landlord as additional insureds.

          (b) A certificate of each policy to be maintained by Tenant shall be deposited with Landlord at the commencement of the term of this Lease and, on renewal of the policy, not less than twenty (20) days before expiration of the term of the policy.

     6.  Brokerage.

     Each party warrants and represents to the other that such party has not retained the services of any real estate broker, finder or any other person whose services would form the basis for any claim for any commission or fee in connection with this Lease or the transactions contemplated hereby. Each party agrees to save, defend, indemnify and hold the other party free and harmless from any breach of its warranty and representation as set forth in the preceding sentence, including the other party's attorneys fees.

          7.  Notices.

          All notices, approvals, consents, and other communications ("Notices") to be given under this Lease must be in writing and may be given by any method of delivery which provides evidence or confirmation of receipt including but not limited to personal delivery, express courier (such as Federal Express), and prepaid certified or registered mail with return receipt requested, but excluding telecopy. Notices shall be deemed to have been given and received on the earlier of actual receipt, refusal to accept delivery, or three (3) business days after the day of deposit into prepaid registered or certified U.S. mail.

Notices shall be given and/or addressed to the respective parties at the following addresses:

     If to Landlord:  Mr. Truman Cole
                      FVC.COM, INC.
                      3393 Octavius Drive
                      Santa Clara, CA 95054


     If to Tenant:    OPTI, INC.
                      Mr. Mike Mazonni
                      3393 Octavius Drive,
                      Santa Clara, CA 95054 Suite #102


Either party may change the address of such party set forth above by giving notice of such change to such other party in conformance with the provisions of this Section 7.

     8.  Assignment and Subletting.

     Tenant may assign or sublet the Premises so long as any assignment or transfer is approved by the Master Landlord.

     9.  Successors And Assigns.

          Subject in all events to Section 8, above, the provisions of this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     10.  Entire Agreement.

          This Lease constitutes the final expression, and the complete and exclusive statement of the terms, of the agreement between the parties pertaining to the subject matter contained herein and supersede all prior and contemporaneous agreements, representations and understandings of the parties.

     11.  Time of Essence.

          It is expressly understood and agreed that time is of the essence of each and every provision of this Lease.

     12.  Consent of Master Landlord.

          (a) If Tenant desires to take any action which requires the consent of Master Landlord pursuant to the terms of the Master Lease, including, without limitation, the making of any alterations, then notwithstanding anything to the contrary herein, (a) Landlord, independently, shall have the same rights of approval or disapproval as Master Landlord has under the Master Lease, (b) Tenant shall not take any such action until it obtains the consent of both Landlord and Master Landlord, and (c) Tenant shall request that Landlord obtain Master Landlord's consent on Tenant's behalf, unless Landlord agrees that Tenant may contact Master Landlord directly with respect to the specific action for which Master Landlord's consent is required. Any consent required of Landlord conclusively shall be deemed reasonably withheld, if consent also is required of the Master Landlord, and Master Landlord withholds its consent.

          (b) This Lease is subject to the consent of Master Landlord.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease effective as of the date first hereinabove written.


LANDLORD: FVC.COM, INC.

a Delaware Corporation

By /s/ Truman Cole
   ---------------

Truman Cole

Title:  Chief Financial Officer


TENANT:

OPTI, INC.
a California Corporation

By   /s/ Michael Mazonni
     -------------------
     Michael Mazonni

Title:  Chief Financial Officer

                                   EXHIBIT A
                                  Master Lease

                                LEASE AGREEMENT




  THIS LEASE, made this 19th day of July, 1996 between JOHN ARRILLAGA,
                        ----        ----               ---------------
Trustee, or his Successor Trustee, UTA dated 7/20/77 (JOHN ARRILLAGA SEPARATE
-------------------------
PROPERTY TRUST) as amended, and RICHARD T. PEERY, Trustee, or his Successor
                                                          ----------------
Trustee,UTA dated 7/20/77 (RICHARD T. PEERY SEPARATE PROPERTY TRUST) as amended,
--------------------------------------------------------------------
hereinafter called Landlord, and FIRST VIRTUAL CORPORATION, a California
                                 ---------------------------------------
corporation, hereinafter called Tenant.
-----------

                                  WITNESSETH:


  Landlord hereby leases to Tenant and Tenant hereby hires and takes from Landlord those certain premises (the "Premises") outlined in red on Exhibit "A", attached hereto and incorporated herein by this reference thereto more particularly described as follows:

          A portion of that certain 48,000+ or - square foot, two-story building located at 3393 Octavius Drive, Suite 202, Santa Clara, California 95054, consisting of approximately 12,690+ or - square feet of space on the second floor. Said Premises is more particularly shown within the area outlined in Red on Exhibit A. The entire parcel, of which the
                                      ---------
          Premises is a part, is shown within the area outlined in Green on Exhibit A attached hereto. The Premises is leased on an "as-is" basis,
          ---------
          in its present condition, and in the configuration as shown in Red on Exhibit B attached hereto.
          ---------
  As used herein the Complex shall mean and include all of the land outlined in Green and described in Exhibit "A", attached hereto, and all of the buildings, improvements, fixtures and equipment now or hereafter situated on said land.

  Said letting and hiring is upon and subject to the terms, covenants and conditions hereinafter set forth and Tenant covenants as a material part of the consideration for this Lease to perform and observe each and all of said terms, covenants and conditions. This Lease is made upon the conditions of such performance and observance.

1. USE Tenant shall use the Premises only in conformance with applicable governmental laws, regulations, rules and ordinances for the purpose of general office, light manufacturing, research and development, and storage and
------------------------------------------------------------------------------
other uses necessary for Tenant to conduct Tenant's business, provided that such
--------------------------------------------------------------------------------
uses shall be in accordance with all applicable governmental laws and
---------------------------------------------------------------------
ordinances and for no other purpose. Tenant shall not do or permit to be done in
----------
or about the Premises or the Complex nor bring or keep or permit to be brought or kept in or about the Premises or the Complex anything which is prohibited by or will in any way increase the existing rate or (or otherwise affect) fire or any insurance covering the Complex or any part thereof, or any of its contents, or will cause a cancellation of any insurance covering the Complex or any part thereof, or any of its contents. Tenant shall not do or permit to be done anything in, on or about the Premises or the Complex which will in any way obstruct or interfere with the rights of other tenants or occupants of the Complex or injure or annoy them, or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises or the Complex. No sale by auction shall be permitted on the Premises. Tenant shall not place any loads upon the floors, walls, or ceiling, which endanger the structure, or place any harmful fluids or other materials in the drainage system of the building, or overload existing electrical or other mechanical systems. No waste materials or refuse shall be dumped upon or permitted to remain upon any part of the Premises or outside of the building in which the Premises are a part, except in trash containers placed inside exterior enclosures designated by Landlord for that purpose or inside of the building proper where designated by Landlord. No materials, supplies, equipment, finished products or semi-finished products, raw materials or articles of any nature shall be stored upon or permitted to remain outside the Premises or on any portion of common area of the Complex. No loudspeaker or other device, system or apparatus which can be heard outside the Premises shall be used in or at the Premises without the prior written consent of Landlord. Tenant shall not commit or suffer to be committed any waste in or upon the Premises. Tenant shall indemnify, defend and hold Landlord harmless against any loss, expense, damage, attorneys' fees, or liability arising out of failure of Tenant to comply with any applicable law. Tenant shall comply with any covenant, condition, or restriction ("CC&R's") affecting the Premises. The provisions of this paragraph are for the benefit of Landlord only and shall not be construed to be for the benefit of any tenant or occupant of the Complex.

2. TERM
  A. The term of this Lease shall be for a period of THREE (3) years
                                                     ----- ---
SEVENTEEN (17) days (unless sooner terminated as hereinafter provided) and, subject to Paragraphs 2(B) and 3, shall commence on the 15th day of August,
                                                        ----        ------
1995 and end the 31st day August, of 1998.
----             ----     ------       --
  B. Possession of the Premises shall be deemed tendered and the term of this Lease shall commence when the first of the following occurs:

  (a) One day after a Certificate of Occupancy is granted by the proper governmental agency, or, if the governmental agency having jurisdiction over the area in which the Premises are situated does not issue certificates of occupancy, then the same number of days after certification by Landlord's architect or contractor that Landlord's construction work has been completed; or

  (b) Upon the occupancy of the Premises by any of Tenant's operating personnel; or
  (c) When the Tenant Improvements have been substantially completed for
      ------------------------------------------------------------------
Tenant's use and occupancy, in accordance and compliance with Exhibit B of this
-------------------------------------------------------------------------------
Lease Agreement; or
-------------------
  (d) As otherwise agreed in writing.

3. POSSESSION If Landlord, for any reason whatsoever, cannot deliver possession of said premises to Tenant at the commencement of the said term, as hereinbefore specified, this Lease shall not be void or voidable; no obligation of Tenant shall be affected thereby; nor shall Landlord or Landlord's agents be liable to Tenant for any loss or damage resulting therefrom; but in that event the commencement and termination dates of the Lease, and all other dates affected thereby shall be revised to conform to the date of Landlord's delivery of possession, as specified in Paragraph 2(b), above. The above is, however, subject to the provision that the period of delay, of delivery of the premises shall not exceed 30 days from the commencement date herein (except those delays
                  --
caused by Acts of God, strikes, war, utilities, governmental bodies, weather, unavailable materials, and delays beyond Landlord's control shall be excluded in calculating such period) in which instance Tenant, at his option, may, by written notice to Landlord, terminate this Lease.

* It is agreed in the event said Lease commences on a date other than the first day of the month the term of the Lease will be extended to account for the number of days in the partial month. The Basic Rent during the resulting partial month will be pro-rated (for the number of days in the partial month) at the Basic Rent scheduled for the projected commencement date as shown in Paragraph 43.

4. RENT
  A. Basic Rent. Tenant agrees to pay to Landlord at such place as Landlord may designate without deduction, offset, prior notice, or demand, and Landlord
agrees to accept as Basic Rent for the leased Premises the total sum of   FOUR
                                                                         -----
HUNDRED EIGHTY SIX  THOUSAND SIX HUNDRED FORTY ONE AND  03/100-----------
------------------------------------------------------------------------
($486,641.03-----------------------) Dollars in lawful money of the United
  ---------------------------------
States of America, payable as follows:

     See Paragraph 43 for Basic Rent Schedule




B. Time for Payment. In the event that the term of this Lease commences on a date other than the first day of a calendar month, on the date of commencement of the term hereof Tenant shall pay to Landlord as rent for the period from such date of commencement to the first day of the next succeeding calendar month that proportion of the monthly rent hereunder which the number of days between such date of commencement and the first day of the next succeeding calendar month bears to thirty (30). In the event that the term of this Lease for any reason ends on a date other than the last day of a calendar month, on the first day of the last calendar month of the term hereof Tenant shall pay to Landlord as rent for the period from said first day of said last calendar month to and including the last day of the term hereof that proportion of the monthly rent hereunder which the number of days between said first day of said last calendar month and the last day of the term hereof bears to thirty (30).

C. Late Charge. Notwithstanding any other provision of this Lease, if Tenant is in default in the payment of rental as set forth in this Paragraph 4 when due, or any part thereof, Tenant agrees to pay Landlord, in addition to the delinquent rental due, a late charge for each rental payment in default ten (10) days. Said late charge shall equal ten (10%) percent of each rental payment so in default.

D. Additional Rent. Beginning with the commencement date of the term of this Lease, Tenant shall pay to Landlord in addition to the Basic Rent and as Additional Rent the following:
  (a) Tenant's proportionate share of all Taxes relating to the Complex as set forth in Paragraph 12, and
  (b) Tenant's proportionate share of all insurance premiums relating to the Complex, as set forth in Paragraph 15, and
  (c) Tenant's proportionate share of expenses for the operation, management, maintenance and repair of the Building (including common areas of the Building) and Common Areas of the Complex in which the Premises are located as set forth in Paragraph 7, and
  (d) All charges, costs and expenses, which Tenant is required to pay hereunder, together with all interest and penalties, costs and expenses including attorneys' fees and legal expenses, that may accrue thereto in the event of Tenant's failure to pay such amounts, and all damages, reasonable costs and expenses which Landlord may incur by reason of default of Tenant or failure on Tenant's part to comply with the terms of this Lease. In the event of nonpayment by Tenant of Additional Rent, Landlord shall have all the rights and remedies with respect thereto as Landlord has for nonpayment of rent.

The Additional Rent due hereunder shall be paid to Landlord or Landlord's agent
(I) within five days for taxes and insurance and within thirty (30) days for all other Additional Rent items after presentation of invoice from Landlord or Landlord's agent setting forth such Additional Rent and/or (ii) at the option of Landlord. Tenant shall pay to Landlord monthly, in advance, Tenant's prorata share of an amount estimated by Landlord to be Landlord's approximate average monthly expenditure for such Additional Rent items, which estimated amount shall be reconciled within 120 days of the end of each calendar year or more frequently if Landlord so elects to do so at Landlord's sole and absolute discretion, as compared to Landlord's actual expenditure for said Additional Rent items, with Tenant paying to Landlord, upon demand, any amount of actual expenses expended by Landlord in excess of said estimated amount, or Landlord refunding to Tenant (providing Tenant is not in default in the performance of any of the terms, covenants and conditions of this Lease) any amount of estimated payments made by Tenant in excess of Landlord's actual expenditures for said Additional Rent items.

  The respective obligations of Landlord and Tenant under this paragraph shall survive the expiration or other termination of the term of this Lease, and if the term hereof shall expire or shall otherwise terminate on a day other than the last day of a calendar year, the actual Additional Rent incurred for the calendar year in which the term hereof expires or otherwise terminates shall be determined and settled on the basis of the statement of actual Additional Rent for such calendar year and shall be prorated in the proportion which the number of days in such calendar year preceding such expiration of termination bears to 365.

  E. Place of Payment of Rent and Additional Rent. All basic Rent hereunder and all payments hereunder for Additional Rent shall be paid to Landlord at the office of Landlord at Peery/Arrillaga, File 1504, Box 60000, San Francisco, CA
                        --------------------------------------------------------
94160
-----

  or to such other person or to such other place as Landlord may from time to time designate in writing.

  F. Security Deposit. Concurrently with Tenant's execution of this Lease, Tenant shall deposit with Landlord the sum or TWENTY SEVEN THOUSAND NINE HUNDRED
                                              ----------------------------------
EIGHTEEN AND NO/100 ($27,918.00) Dollars.  Said sum shall be held by Landlord as
-------------------   ---------
a Security Deposit for the faithful performance by Tenant of all of the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the term hereof. If Tenant defaults with respect to any provisions of this Lease, including, but not limited to, the provisions relating to the payment of rent and any of the monetary sums due herewith, Landlord may (but shall not be required to) use, apply or retain all or any part of this Security Deposit for the payment of any other amount which Landlord may spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said Deposit is so used or applied, Tenant shall, within ten (10) days after written demand therefor, deposit cash with Landlord in the amount sufficient to restore the Security Deposit to its original amount. Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep this Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on such Deposit. If Tenant full and faithfully performs every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to Tenant (or at Landlord's option, to the last assignee of Tenant's interest hereunder) at the expiration of this Lease term and after Tenant has vacated the Premises. In the event of termination of Landlord's interest in this Lease, Landlord shall transfer said Deposit to Landlord's successor in interest whereupon Tenant agrees to release Landlord from liability for the return of such deposit or the accounting therefor.

  5. RULES AND REGULATIONS AND COMMON AREA Subject to the terms and conditions of this Lease and such Rules and Regulations as Landlord may from time to time prescribe, Tenant and Tenant's employees, invitees and customers shall, in common with other occupants of the Complex in which the Premises are located, and their respective employees, invitees and customers, and others entitled to the use thereof, have the non-exclusive right to use the access roads, parking areas, and facilities provided and designated by Landlord for the general use and convenience of the occupants of the Complex in which the Premises are located, which areas and facilities are referred to herein as "Common Area". This right shall terminate upon the termination of this Lease. Landlord reserves the right from time to time to make changes in the shape, size location, amount and extent of Common Area. Landlord further reserves the right to promulgate such reasonable rules and regulations relating to the use of the Common Area, and any part or parts thereof, as Landlord may deem appropriate for the best interests of the occupants of the Complex. The Rules and Regulations shall be bringing upon Tenant upon delivery of a copy of them to Tenant, and Tenant shall abide by them and cooperate in their observance. Such Rules and Regulations may be amended by Landlord from time to time, with or without advance notice, and all amendments shall be effective upon delivery of a copy to Tenant. Landlord shall not be responsible to Tenant for the non-performance by any other tenant or occupant of the Complex of any of said Rules and Regulations.

  Landlord shall operate, manage and maintain the Common Area. The manner in which the Common Area shall be maintained and the expenditures for such maintenance shall be at the discretion of Landlord.

6.    PARKING   Tenant shall have the right to use with other tenants or
occupants of the Complex 51 parking spaces in the common parking areas of the
                         --
Complex. Tenant agrees, that Tenant, Tenant's employees, agents, representatives and/or invitees shall not use parking spaces in excess of said 51 spaces
                                                               --
allocated to Tenant hereunder. Landlord shall have the right, at Landlord's sole discretion, to specifically designate the location of Tenant's parking spaces within the common parking areas of the Complex in the event of a dispute among the tenants occupying the building and/or Complex referred to herein, in which event Tenant agrees that Tenant, Tenant's employees, agents, representatives and/or invitees shall not use any parking spaces other than those parking spaces specifically designated by Landlord for Tenant's use. Said parking spaces, if specifically designated by Landlord to Tenant, may be relocated by Landlord at any time, and from time to time. Landlord reserves the right, at Landlord's sole discretion, to rescind any specific designation of parking spaces, thereby returning Tenant's parking spaces to the common parking area. Landlord shall give Tenant written notice of any change in Tenant's parking spaces. Tenant shall not, at any time, park, or permit the parking of Tenant's trucks or other vehicles adjacent to the loading areas so as to interfere in any way with the use of such areas, nor shall Tenant at any time park, or permit the parking of Tenant's trucks or other vehicles or the trucks and vehicles of Tenant's suppliers or others, in any portion of the common area not designated by Landlord for such use by Tenant. Tenant shall not park nor permit to be parked any inoperative vehicles or equipment on any portion of the common parking area or other common areas of the Complex. Tenant agrees to assume responsibility for compliance by its employees with the parking provision contained herein. If Tenant or its employees park in other than such designated parking areas, then Landlord may charge Tenant, as an additional charge, and Tenant agrees to pay, ten ($10.00) Dollars per day for each day or partial day each such vehicle is parked in any area other than that designated. Tenant hereby authorizes Landlord at Tenant's sole expense to tow away from the Complex any vehicle belonging to Tenant or Tenant's employees parked in violation of these provisions, or to attach violation stickers or notices to such vehicles. Tenant shall use the parking areas for vehicle parking only, and shall not use the parking areas for storage.

7.  EXPENSES OF OPERATION, MANAGEMENT, AND MAINTENANCE OF THE COMMON AREAS OF
THE COMPLEX AND BUILDING IN WHICH THE PREMISES ARE LOCATED.    As Additional
Rent and in accordance with Paragraph 4D of this Lease, Tenant shall pay to Landlord Tenant's proportionate share (calculated on a square footage or other equitable basis as calculated by Landlord) of all expenses of operation, management, maintenance and repair of the Common Areas of the Complex including, but not limited to, license, permit and inspection fees; security; utility charges associated with exterior landscaping and lighting (including water and sewer charges); all charges incurred in the maintenance of landscaped areas, lakes, parking lots, sidewalks, driveways; maintenance, repair and replacement of all fixtures and electrical, mechanical, and plumbing systems; structural elements and exterior surfaces of the buildings; salaries and employee benefits of personnel and payroll taxes applicable thereto; supplies, materials, equipment and tools; the amortized cost of capital expenditures which have the effect of reducing operating expenses, provided, however, that in the event Landlord makes such capital improvements, Landlord may amortize its investment in said improvements (together with interest at the rate of fifteen (15%) percent per annum on the unamortized balance) as an operating expense in accordance with standard accounting practices, provided, that such amortization is not at a rate greater than the reasonably anticipated savings in the operating expenses.

  "Additional Rent" as used herein shall not include Landlord's debt repayments; interest on charges; expenses directly or indirectly incurred by Landlord for the benefit of any other tenant; cost for the installation of partitioning or any other tenant improvements; cost of attracting tenants; depreciation; interest, or executive salaries.

  As Additional Rent and in accordance with paragraph 4 D of this Lease, TENANT shall pay its proportionate share (calculated on a square footage or other equitable basis as calculated by Landlord) of the cost of operation (including common utilities), management, maintenance, and repair of the building (including common areas such as lobbies, restrooms, janitor's closets, hallways, elevators, mechanical and telephone rooms, stairwells, entrances, spaces above the ceilings and janitorization of said common areas) in which the Premises are located. The maintenance items herein referred to include, but are not limited to, all windows, window frames, plate glass, glazing, truck doors, main plumbing systems of the building (such as water and drain lines, sinks, toilets, faucets, drains, showers and water (fountains), main electrical systems (such as panels and conduits), heating and airconditioning systems (such as compressors, fans, air handlers, ducts, boilers, heaters), store fronts, roofs, downspouts, building common area interiors (such as wall coverings, window coverings, floor coverings and partitioning), ceilings, building exterior doors, skylights (if any), automatic fire extinguishing systems, and elevators; license, permit, and inspection fees; security; salaries and employee benefits of personnel and payroll taxes applicable thereto; supplies, materials, equipment and tools; the cost of capital expenditures which have the effect of reducing operating expenses, provided, however, that in the event Landlord makes such capital improvements, Landlord may amortize its investment in said improvements (together with interest at the rate of fifteen (15%) percent per annum on the unamortized balance) as an operating expense in accordance with standard accounting practices, provided, that such amortization is not at a rate greater than the anticipated savings in the operating expenses, Tenant hereby waives all rights under, and benefits of, subsection 1 of Section 1932 and Sections 1941 and 1942 of the California Civil Code and under any similar law, statute or ordinance now or hereafter in effect.
                                                        Initial: (illegible)
                                                                ---------------

8.   ACCEPTANCE AND SURRENDER OF PREMISES   By entry hereunder, Tenant accepts
the Premises as being in good and sanitary order, condition and repair and accepts the building and improvements included in the Premises in their present condition and without representation or warranty by Landlord as to the condition of such building or as the use or occupancy which may be made thereof. Any exceptions to the foregoing must be by written agreement executed by Landlord and Tenant. Tenant agrees on the last day of the Lease term, or on the sooner termination of this Lease, to surrender the Premises promptly and peaceably to Landlord in good condition and repair (damage by Acts of God, fire, normal wear and tear excepted), with all interior walls painted, or cleaned so that they appear freshly painted, and repaired and replaced, if damaged; all floors cleaned and waxed; all carpets cleaned and shampooed; the airconditioning and heating equipment serviced by a reputable and licensed service firm and in good operating condition (providing the maintenance of such equipment has been Tenant's responsibility during the term of the Lease) together with all alterations, additions, and improvements which may have been made in, to or on the Premises (except movable trade fixtures installed at the expense of Tenant) except that Tenant shall ascertain from Landlord within thirty (30) days before the end of the term of this Lease whether Landlord desires to have the Premises or any part or parts thereof restored to their condition and configuration as when the Premises were delivered to Tenant and if Landlord shall so desire, then Tenant shall restore said Premises or such part or parts thereof before the end of this Lease at Tenant's sole cost and expense. Tenant, on or before the end of the term of sooner termination of this Lease, shall remove all of Tenant's personal property and trade fixtures from the Premises, and all property not so removed on or before the end of the term or sooner termination of this Lease shall be deemed abandoned by Tenant and title to same shall thereupon pass to Landlord without compensation to Tenant. Landlord may, upon termination of this Lease, remove all movable furniture and equipment so abandoned by Tenant, at Tenant's sole cost, and repair any damage caused by such removal at Tenant's sole cost. If the Premises be not surrendered at the end of the term or sooner termination of this Lease, Tenant shall indemnify Landlord against loss or liability resulting from the delay by Tenant in so surrendering the Premises including, without limitation, any claims made by any succeeding tenant found on such delay. Nothing contained herein shall be construed as an extension of the term hereof or as a consent of Landlord to any holding over by Tenant. The voluntary or other surrender of this Lease or the Premises by Tenant or a mutual cancellation of this Lease shall not work as a merger and, at the option of Landlord, shall either terminate all or any existing subleases or subtenancies or operate as an assignment to Landlord of any such subleases or subtenancies.

9. ALTERATIONS AND ADDITIONS Tenant shall not make, or suffer to be made, any alteration or addition to the Premises, or any part thereof, without the written consent of Landlord first had and obtained by Tenant, but at the cost of Tenant, and any addition to, or alteration of, the Premises, except moveable furniture and trade fixtures, shall at once become a part of the Premises and belong to the Landlord. Landlord reserves the right to reasonably approve all contractors and mechanics proposed by Tenant to make such alterations and additions. Tenant shall retain title to all moveable furniture and trade fixtures placed on the Premises. All heating, lighting, electrical, airconditioning, floor to ceiling partitioning, drapery, carpeting, and floor installations made by Tenant, together with all property that has become an integral part of the Premises, shall not be deemed trade fixtures. Tenant agrees that it will not proceed to make such alteration or additions, without having obtained consent from Landlord to do so, and until five (5) days from the receipt of such consent, in order that Landlord may post appropriate notices to avoid any liability to contractors or material suppliers for payment for Tenant's improvements. Tenant will at all times permit such notices to be posted and to remain posted until the completion of work. Tenant shall, if required by Landlord, secure at Tenants own cost and expense, a completion and lien indemnity bond, satisfactory to Landlord, for such work. Tenant further covenants and agrees that any mechanics lien filed against the Premises or against the Complex for work claimed to have been done for, or materials claimed to have been furnished to Tenant, will be discharged by Tenant, by bond or otherwise, within ten (10) days after the filing thereof, at the cost and expense of Tenant. Any exceptions to the foregoing must be made in writing and executed by both Landlord and Tenant.

10. TENANT MAINTENANCE Tenant shall, at its sole cost and expense, keep and maintain the Premises (including appurtenances) and every part thereof in a high standard of maintenance and repair, and in good and sanitary condition. Tenants maintenance and repair responsibilities herein referred to include, but are not limited to, janitorization, plumbing systems within the non-common areas of the Premises (such as water and drain lines), electrical systems within the non-common areas of the Premises (such as outlets, lighting fixtures, lamps, bulbs, tubes, ballasts), heating and airconditioning controls within the non-common areas of the Premises (such as mixing boxes, thermostats, time clocks, supply and return grills), all interior improvements within the premises including but not limited to: wall coverings, window coverings, acoustical ceilings, vinyl tile, carpeting, partitioning, ceilings, doors (both interior and exterior, including closing mechanisms, latches, locks) and all other interior improvements of any nature whatsoever. Tenant agrees to provide carpet shields under all rolling chairs or to otherwise be responsible for wear and tear of the carpet caused by such rolling chairs if such wear and tear exceeds that caused by normal foot traffic in surrounding areas. Areas of excessive wear shall be replaced at Tenants sole expense upon Lease termination.


                                                        Initial: (illegible)
                                                                ---------------

11. UTILITIES OF THE BUILDING IN WHICH THE PREMISES ARE LOCATED. As Additional Rent and in accordance with paragraph 4 D of this Lease, Tenant shall pay its proportionate share (calculated on a square footage or other equitable basis as calculated by Landlord) of the cost of all utility charges such as water, gas, electricity, telephone, telex and other electronic communications service, sewer service, waste pick-up and other utilities, materials or services furnished directly to the building in which the Premises are located, including, without limitation, any temporary or permanent utility surcharge or other exactions whether or not herein after imposed.

  Landlord shall not be liable for and Tenant shall not be entitled to any abatement or reduction of rent by reason of any interruption or failure of utility services in the Premises when such interruption or failure is caused by accident, breakage, repair, strikes, lockouts, or other labor disturbances or labor disputes of any nature, or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord.

  Provided that Tenant is not in default in the performance or observance of any of the terms, covenants or conditions of this Lease to be performed or observed by it, Landlord shall furnish to the Premises between the hours of 8:00AM and 6:00PM, Mondays through Fridays (holidays excepted) and subject to the rules and regulations of the Complex hereinbefore referred to, reasonable quantities of water, gas and electricity suitable for the intended use of the Premises and heat and airconditioning required in Landlord's judgment for the comfortable use and occupation of the Premises for such purposes. Tenant agrees that at all times it will cooperate fully with Landlord and abide by all regulations and requirements that Landlord may prescribe for the proper functioning and protection of the building heating, ventilating and airconditioning systems. Whenever heat generating machines, equipment, or any other devices (including exhaust fans) are used in the Premises by TENANT which affect the temperature or otherwise maintained by the airconditioning system, Landlord shall have the right to install supplementary airconditioning units in the Premises and the cost thereof, including the cost of installation and the cost of operation and maintenance thereof, shall be paid by Tenant to Landlord upon demand by Landlord. Tenant will not, without the written consent of Landlord, use any apparatus or device in the Premises (including, without limitation), electronic data processing machines or machines using current in excess of 110 Volts which will in any way increase the amount of electricity, gas, water or airconditioning usually furnished or supplied to premises being used as general office space, or connect with electric current (except through existing electrical outlets in the Premises), or with gas or water pipes any apparatus or device for the purposes of using electric current, gas, or water. IF Tenant shall require water, gas, or electric current in excess of that usually furnished or supplied to premises being used as general office, space, Tenant shall first obtain the written consent of Landlord, which consent shall not be unreasonably withheld and Landlord may cause an electric current, gas, or water meter to be installed in the Premises in order to measure the amount of electric current, gas or water consumed for any such excess use. The cost of any such meter and of the installation, maintenance and repair thereof, all charges for such excess water, gas and electric current consumed (as shown by such meters and at the rates then charged by the furnishing public utility); and any additional expense incurred by Landlord in keeping account of electric current, gas, or water so consumed shall be paid by Tenant, and Tenant agrees to pay Landlord therefor promptly upon demand by Landlord.

  12. TAXES A. As Additional Rent and in accordance with Paragraph 4 D of this Lease, Tenant shall pay to Landlord Tenants proportionate share of all Real Property Taxes, which prorata share shall be allocated to the leased Premises by square footage or other equitable basis, as calculated by Landlord. The term "Real Property Taxes", as used herein, shall mean (i) all taxes, assessments, levies and other charges of any other kind or nature whatsoever, general and special, foreseen and unforeseen (including all installments of principal and interest required to pay any general or special assessments for public improvements and any increases resulting from reassessments caused by any change in ownership of the Complex) now or hereafter imposed by any governmental or quasi-governmental authority or special district having the direct or indirect power to tax or levy assessments, which are levied or assessed against, or with respect to the value, occupancy or use of, all or any portion of the Complex (as now constructed or as may at any time hereafter be constructed, altered or otherwise changed) or Landlord's interest therein; any improvements located within the Complex (regardless of ownership); the fixtures, equipment and other property of Landlord, real or personal, that are an integral part of and located in the Complex; or parking areas, public utilities, or energy within the Complex; (ii) all charges, levies or fees imposed by reason of environmental regulation or other governmental control of the Complex and (iii) all costs and fees (including reasonable attorneys fees) incurred by Landlord in contesting any Real Property Tax and in negotiating with public authorities as to any Real Property Tax. If at any time during the term of this Lease the taxation or assessment of the Complex prevailing as of the commencement date of this Lease shall be altered so that in lieu of or in addition to any Real Property Tax described above there shall be levied, assessed or imposed (whether by reason of a change in the method of taxation or assessment, creation of a new tax or charge, or any other cause) an alternate or additional tax or charge (i) on the value, use or occupancy of the Complex or Landlord's interest therein or (ii) on or measured by the gross receipts, income or rentals from the Complex, on Landlord's business of leasing the Complex, or computed in any manner with respect to the operation of the Complex, then any such tax or charge, however designated, shall be included within the meaning of the term "Real Property Taxes" for purposes of this Lease. If any Real Property Tax is based upon property or rents unrelated to the Complex, then only that part of such real Property Tax that is fairly allocable to the Complex shall be included within the meaning of the term "Real Property Taxes". Notwithstanding the foregoing, the term "Real Property Taxes" shall not include estate, inheritance, gift or franchise taxes of Landlord or the federal or state net income tax imposed on Landlord's income from all sources

 B.  Taxes on Tenant's Property

  (a) Tenant shall be liable for and shall pay ten days before delinquency, taxes levied against any personal property or trade fixtures placed by Tenant in or about the Premises. If any such taxes on Tenant's personal property or trade fixtures are levied against Landlord or Landlord's property or if the assessed value of the Premises is increased by the inclusion therein of a value placed upon such personal property or trade fixtures of Tenant and if Landlord, after written notice to Tenant, pays the taxes based on such increased assessment, which Landlord shall have the right to do regardless of the validity thereof, but only under proper protest if requested by Tenant, Tenant shall upon demand, as the case may be, repay to Landlord the taxes so levied against Landlord, or the proportion of such taxes resulting from such increase in the assessment; provided that in any such event Tenant shall have the right, in the name of Landlord and with Landlord's full cooperation, to bring suit in any court of competent jurisdiction to recover the amount of any such taxes so paid under protest, and any amount so recovered shall belong to Tenant.

  (b) if the Tenant improvements in the Premises, whether installed, and/or paid for by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, are assessed for real property tax purposes at a valuation higher than the valuation at which standard office improvements in other space in the Complex are assessed, then the real property taxes and assessments levied against Landlord or the Complex by reason of such excess assess valuation shall be deemed to be taxes levied against personal property of Tenant and shall be governed by the provisions of 12Ba, above. If the records of the County Assessor are available and sufficiently detailed to serve as a basis for determining whether said Tenant improvements are assessed at higher valuation than standard office improvements in other space in the Complex, such records shall be binding on both the Landlord and the Tenant. If the records of the County Assessor are not available or sufficiently detailed to serve as a basis for making said determination, the actual cost of construction shall be used.

13. LIABILITY INSURANCE Tenant at Tenant's expense, agrees to keep in force during the term of the Lease a policy of commercial general liability insurance with combined single limit coverage of not less than Two Million Dollars ($2,000,000) for injuries to or death of persons occurring in, on or about the Premises or the Complex, and property damage. The policy or policies affecting such insurance, certificates of insurance of which shall be furnished to Landlord, shall name Landlord as additional insureds, and shall insure any liability of Landlord, contingent or otherwise, as respects acts or omissions of Tenant, its agents, employees or invitees or otherwise by any conduct or transactions of any of said persons in or about or concerning the Premises, including any failure of Tenant to observe or perform any of its obligations hereunder, shall be issued by an insurance company admitted to transact business in the State of California; and shall provide that the insurance effected thereby shall not be canceled, expect upon thirty (30) days' prior written notice to Landlord. If during the term of this Lease, in the considered opinion of Landlord's Lender, or insurance advisor, or counsel, the amount of insurance described in this paragraph 13 is not adequate, Tenant agrees to increase said coverage of such reasonable amount as Landlord's Lender, insurance advisor, or counsel shall deem adequate.

14. TENANT'S PERSONAL PROPERTY INSURANCE AND WORKMAN'S COMPENSATION INSURANCE Tenant shall maintain a policy or policies of fire and property damage insurance in "all risk" form with a sprinkler leakage endorsement insuring the personal property, inventory, trade fixtures, and leasehold improvements within the leased Premises for the full replacement value thereof. The proceeds from any of such policies shall be used for the repair or replacement of such items so insured.

  Tenant shall also maintain a policy or policies of workman's compensation insurance and any other employees benefit insurance sufficient to comply with all laws.

15. PROPERTY INSURANCE Landlord shall purchase and keep in force and as Additional Rent and in accordance with Paragraph 4D of Lease, Tenant shall pay to Landlord (or Landlord's agent if so directed by Landlord) Tenant's proportionate share (calculated on a square footage or other equitable basis as calculated by Landlord) of the deductibles on insurance claims and the cost of policy or policies of insurance covering loss or damage to the Premises and Complex in the amount of the full replacement value thereof, providing protection against those perils included within the classification of "all risks" insurance and flood and/or earthquake insurance, if available, plus a policy of rental income insurance in the amount of one hundred (100%) percent of twelve (12) months Basic Rent, plus sums paid as Additional Rent. If such insurance cost is increased due to Tenant's use of the Premises of the Complex, Tenant agrees to pay to Landlord the full cost of such increase. Tenant shall have no interest in nor any right to the proceeds of any insurance procured by Landlord for the Complex.

  Landlord and Tenant do each hereby respectively release the other, to the extent of the insurance coverage of the releasing party, from any liability for loss or damage caused by fire or any of the extended coverage casualties included in the releasing party's insurance policies, irrespective of the cause of such fire or casualty; provided, however, that if the insurance policy of either releasing party prohibits such waiver, then this waiver shall not take effect until consent to such waiver is obtained. If such waiver is so prohibited, the insured party affected shall promptly notify the other party thereof.

                                                         Initial: (Illegible)
                                                                  -------------

16. INDEMNIFICATION   Landlord shall not be liable to Tenant and Tenant hereby
waives all claims against Landlord for any injury to or death of any person or damage to or destruction of property in or about the Premises or the Complex by or from any cause whatsoever, including, without limitation, gas, fire, oil, electricity or leakage of any character from the roof, walls, basement or other portion of the Premises or the Complex but excluding, however, the willful misconduct or negligence of Landlord, its agents, servants, employees, invitees, or contractors of which negligence Landlord has knowledge and reasonable time to correct. Except as to injury to persons or damage to property to the extent arising from the willful misconduct or the negligence of Landlord, its agents, servants, employees, invitees, or contractors. Tenant shall hold Landlord harmless from and defend Landlord against any and all expenses, including reasonable attorney's fees, in connection therewith, arising out of any injury to or death of any person or damage to or destruction of property occurring in, on or about the Premises, or any part thereof, from any cause whatsoever.

17. COMPLIANCE Tenant, at its sole cost and expense, shall promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now or hereafter in effect; with the requirements of any board of fire underwriters or other similar body now or hereafter constituted; and with any direction or occupancy certificate issued pursuant to law by any public officer; provided, however, that no such failure shall be deemed a breach of the provisions if Tenant, immediately upon notification, commences to remedy or rectify said failure. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any such law, statute, ordinance or governmental rule, regulation, requirement, direction or provision shall be conclusive of that fact as between Landlord and Tenant. This paragraph shall not be interpreted as requiring Tenant to make structural changes or improvements, except to the extent such changes or improvements are required as a result of Tenants use of the Premises. Tenant shall, at its sole cost and expense, comply with any and all requirements pertaining to said Premises, of any insurance organization or company, necessary for the maintenance of reasonable fire and public liability insurance covering the Premises.

18. LIENS Tenant shall keep the Premises and the Complex free from any liens arising out of any work performed, materials furnished or obligation incurred by Tenant. In the event that Tenant shall not, within ten (10) days following the imposition of such lien, cause the same to be released of record. Landlord shall have, in addition to all other remedies provided herein and by law, the right, but no obligation, to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All sums paid by Landlord for such purpose, and all expenses incurred by it in connection therewith, shall be payable to Landlord by Tenant on demand with interest at the prime rate of interest as quoted by the Bank of America.

19. ASSIGNMENT AND SUBLETTING    Tenant shall not assign, transfer, or
hypothecate the leasehold estate under this Lease, or any interest therein, and shall not sublet the Premises, or any part thereof, or any right or privilege appurtenant thereto, or suffer any other person or entity to occupy or use the Premises, or any portion thereof, without, in each case, the prior written consent of Landlord which consent will not be unreasonably withheld. As a condition for granting this consent to any assignment, transfer, or subletting, Landlord may require that Tenant agrees to pay to Landlord, as additional rent, all rents or additional consideration received by Tenant from its assignees, transferees, or subtenants in excess of the rent payable by Tenant to Landlord hereunder. Tenant shall, by thirty (30) days written notice, advise Landlord of its intent to assign or transfer Tenant's interest in the Lease or sublet the Premises or any portion thereof for any part of the term hereof. Within thirty
(30) days after receipt of said written notice, Landlord may, in its sole discretion, elect to terminate this Lease as to the portion of the Premises described in Tenant's notice on the date specified in Tenant's notice by giving written notice of such election to terminate. If no such notice to terminate is given to Tenant within said thirty (30) day period, Tenant may proceed to locate an acceptable sublessee, assignee, or other transferee from presentment to Landlord for Landlord's approval, all in accordance with the terms, covenants, and conditions of this paragraph 19. If Tenant intends to sublet the entire Premises and Landlord elects to terminate this Lease, this Lease shall be terminated on the date specified in Tenant's notice. If, however, this Lease shall terminate pursuant to the foregoing with respect to less than all the Premises, the rent, as defined and reserved hereinabove shall be adjusted on a pro rata basis to the number of square feet retained by Tenant, and this Lease as so amended shall continue in full force and effect. In the event Tenant is allowed to assign, transfer or sublet the whole or any part of the Premises, with the prior written consent of Landlord, no assignee, transferee or subtenant shall assign or transfer this Lease, either in whole or in part, or sublet the whole or any part of the Premises, without also having obtained the prior written consent of Landlord which consent shall not be unreasonably withheld. A consent of Landlord to one assignment, transfer, hypothecation, subletting, occupation or use by any other person shall not release TENANT from any of Tenant's obligations hereunder or be deemed to be a consent to any subsequent similar or dissimilar assignment, transfer, hypothecation, subletting, occupation or use by any other person. Any such assignment, transfer, hypothecation, subletting, occupation or use without such consent shall be void and shall constitute a breach of this Lease by Tenant and shall, at the option of Landlord exercised by written notice to Tenant, terminate this Lease. The leasehold estate under this Lease shall not, nor shall any interest therein, be assignable for any purpose by operation of law without the written consent of Landlord which consent shall not be unreasonably withheld. As a condition to its consent, Landlord may require Tenant to pay all expenses in connection with the assignment, and Landlord may require Tenant's assignee or transferee (or other assignees or transferees) to assume in writing all of the obligations under this Lease and for Tenant to remain liable to Landlord under the Lease.

20. SUBORDINATION AND MORTGAGES   In the event Landlord's title or leasehold
interest is now or hereafter encumbered by a deed of trust, upon the interest of Landlord in the land and buildings in which the demised Premises are located, to secure a loan from a lender (hereinafter referred to as "Lender") to Landlord, Tenant shall, at the request of Landlord or Lender, execute in writing an agreement subordinating its rights under this Lease to the lien of such deed of trust, or, if so requested, agreeing that the lien of Lender's deed of trust shall be or remain subject and subordinate to the rights of Tenant under this Lease. Notwithstanding any such subordination, Tenant's possession under this Lease shall not be disturbed if Tenant is not in default and so long as Tenant shall pay all rent and observe and perform all of the provisions set forth in this Lease.

21. ENTRY BY LANDLORD Landlord reserves, and shall at all reasonable times after at least 24 hours notice (except in emergencies) have, the right to enter the Premises to inspect them; to perform any services to be provided by Landlord hereunder; to submit the Premises to prospective purchasers, mortgagers or tenants; to post notices of nonresponsibility; and to alter, improve or repair the Premises and any portion of the Complex, all without abatement of rent; and may erect scaffolding and other necessary structures in or through the Premises where reasonably required by the character of the work to be performed; provided, however that the business of Tenant shall be interfered with to the least extent that is reasonably practical. For each of the foregoing purposes, any entry to the Premises obtained by Landlord by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction, actual or constructive, of Tenant from the Premises or any portion thereof. Landlord shall also have the right at any time to change the arrangement or location of entrances or passageways, doors and doorways, and corridors, elevators, stairs, toilets or other public parts of the Complex and to change the name, number or designation by which the Complex is commonly known, and none of the foregoing shall be deemed an actual or constructive eviction of Tenant, or shall entitle Tenant to any reduction of rent hereunder.

22. BANKRUPTCY AND DEFAULT The commencement of a bankruptcy action or liquidation action or reorganization action or insolvency action or an assignment of or by Tenant for the benefit of creditors, or any similar action undertaken by Tenant, or the insolvency of Tenant, shall, at Landlord's option, constitute a breach of this Lease by Tenant. If the trustee or receiver appointed to serve during a bankruptcy, liquidation, reorganization, insolvency or similar action elects to reject Tenant's unexpired Lease, the trustee or receiver shall notify Landlord in writing of its election within thirty (30) days after an order for relief in a liquidation action or within thirty (30) days after the commencement of any action.

  Within thirty (30) days after court approval of the assumption of this Lease, the trustee or receiver shall cure (or provide adequate assurance to the reasonable satisfaction of Landlord that the trustee or receiver shall cure)any and all previous defaults under the unexpired Lease and shall compensate Landlord for all actual pecuniary loss and shall provide adequate assurance of future performance under said Lease to the reasonable satisfaction of Landlord. Adequate assurance of future performance, as used herein, includes, but shall not be limited to: (i) assurance of source and payment of rent, and other consideration due under this Lease; (ii) assurance that the assumption or assignment of this Lease will not breach substantially any provision, such as radius, location, use, or exclusivity provision, in any agreement relating to the above described Premises.

  Nothing contained in this section shall affect the existing right of Landlord to refuse to accept an assignment upon commencement of or in connection with a bankruptcy, liquidation, reorganization or insolvency action or an assignment of Tenant for the benefit of creditors or other similar act. Nothing contained in this Lease shall be construed as giving or granting or creating an equity in the demised Premises to Tenant. In no event shall the leasehold estate under this Lease or any interest therein, be assigned by voluntary or involuntary bankruptcy proceeding without the prior written consent of Landlord. In no event shall this Lease or any rights or privileges hereunder be an asset of Tenant under any bankruptcy, insolvency or reorganization proceedings.

  The failure to perform or honor any covenant, condition or representation made under this Lease shall constitute a default hereunder by Tenant upon expiration of the appropriate grace period hereinafter provided. Tenant shall have a period of five (5) days from the date of written notice from Landlord within which to cure any default in the payment of rental or adjustment thereto. Tenant shall have a period of thirty (30) days from the date of written notice from Landlord within which to cure any other default under this Lease; provided, however, that if the nature of Tenant's failure is such that more than thirty (30) days is reasonably required to cure the same, Tenant shall not be in default so long as Tenant commences performance within such thirty (30) day period and thereafter prosecutes the same to completion. Upon an uncured default of this Lease by Tenant, Landlord shall have the following rights and remedies in addition to any other rights or remedies available to Landlord at law or in equity.

  (a). The rights and remedies provided for by California Civil Code Section 1951.2, including but not limited to, recovery of the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of rental loss for the same period that Tenant proves could be reasonably avoided, as computed pursuant to subsection (b) of said Section 1951.2. Any proof by Tenant under subparagraphs (2) and (3) of
Section 1951.2 of the California Civil Code of the amount of rental loss that could be reasonably avoided shall be made in the following manner: Landlord and Tenant shall each select a licensed real estate broker in the business of renting property of the same type and use as the Premises and in the same geographic vicinity. Such two real estate brokers shall select a third licensed real estate broker, and the three licensed real estate brokers so selected shall determine the amount of the rental loss that could be reasonably avoided from the balance of the term of this Lease after the time of award. The decision of the majority of said licensed real estate brokers shall be final and binding upon the parties hereto.

  (b) The rights and remedies provided by California Civil Code Section which allows Landlord to continue the Lease in effect and to enforce all of its rights and remedies under this Lease, including the right to recover rent as it becomes due, for so long as Landlord does not terminate Tenant's right to possession; acts of maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver upon Landlord's initiative to protect its interest under this Lease shall not constitute a termination of Tenant's right to possession.

  (c) The right to terminate this Lease by giving notice to Tenant in accordance with applicable law.

  (d) The right and power; to the extent permitted by law, to enter the Premises and remove all persons and property, to store such property in a public warehouse or elsewhere at the cost of and for the account of Tenant and to sell such property and apply such proceeds therefrom pursuant to applicable California law. Landlord, may from time to time sublet the Premises or any part thereof for such term or terms (which may extend beyond the term of this Lease) and at such rent and such other terms as Landlord in its sole discretion may deem advisable, with the right to make alterations and repairs to the Premises. Upon each subletting, (i) Tenant shall be immediately liable to pay Landlord, in addition to indebtedness other that rent due hereunder, the cost of such subletting, including, but not limited to, reasonable attorney's fees, and any real estate commissions actually paid, and the costs of such alterations and repairs incurred by Landlord and the amount, if any, by which the rent hereunder for the period of such subletting (to the extent such period does not exceed the term hereof) exceeds the amount to be paid as rent for the Premises for such period or (ii) at the options of Landlord, rents received from such subletting shall be applied first to payment of indebtedness other than rent due hereunder from Tenant to Landlord; second, to the payment of any costs of such alterations and repairs; third to payment of rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same becomes due hereunder. If Tenant has been credited from such subletting under option (ii) during any months be less than that to be paid during that month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. For all purposes set forth in this subparagraph 4. No taking possession of the Premises by Landlord, shall be construed as an election on its part to terminate this Lease unless a written notice of such intention be given to Tenant. Notwithstanding any such subletting without termination. Landlord may at any time hereafter elect to terminate this Lease for such previous breach.

  (e). The right to have a receiver appointed for Tenant upon application by Landlord, to take possession of the Premises and to apply any rental collected from the Premises and to exercise all other rights and remedies granted to Landlord pursuant to subparagraph d, above.

23. ABANDONMENT    Tenant shall not vacate or abandon the Premises at any time during the term of this Lease (except that Tenant may vacate so long as it pays rent, provides an on-site security guard during normal business hours from Monday through Friday, and otherwise performs its obligations hereunder), and if Tenant shall abandon, vacate or surrender said Premises, or be dispossessed by the process of law, or otherwise, any personal property belonging to Tenant and left on the Premises shall be deemed to be abandoned, at the option of Landlord, except such property as may be mortgaged to Landlord.

24. DESTRUCTION In the event the Premises are destroyed in whole or in part from any cause, except for routine maintenance and repairs and incidental damage and destruction caused from vandalism and accidents for which Tenant is responsible for under Paragraph 10, Landlord may, at its option:

  (a) Rebuild or restore the Premises to their condition prior to the damage or destruction, or
  (b) Terminate this Lease. (providing that the Premises is damaged to the extent of 33 1/3% of the replacement cost)

  If Landlord does not give Tenant notice in writing within thirty (30) days from the destruction of the Premises of its election to either rebuild and restore them and the estimated time required to rebuild or restore or to terminate this Lease, Landlord shall be deemed to have elected to rebuild or restore them, in which event Landlord agrees, at its expense, promptly to rebuild or restore the Premises to their condition prior to the damage or destruction. Tenant shall be entitled to a reduction in rent while such repair is being made in the proportion that the area of the Premises rendered untenantable by such damage bears to the total area of the Premises. If Landlord initially estimates that the rebuilding or restoration will exceed 180 days or if Landlord does not complete the rebuilding or restoration within on hundred eighty (180) days following the date of destruction (such period of time to be extended for delays caused by the fault or neglect of Tenant or because of Acts of God, acts of public agencies, labor disputes, strikes, fires, freight embargoes, rainy or stormy weather, inability to obtain materials, supplies or fuels, acts of contractors or subeontractors or delay of the contractors or subeontractors due to such causes or other contingencies beyond the control of Landlord), then Tenant shall have the right to terminate this Lease by giving fifteen (15) days prior written notice to Landlord. Notwithstanding anything herein to the contrary, Landlord's obligation to rebuild or restore shall be limited to the building and interior improvements constructed by Landlord as they existed as of the commencement date of the Lease and shall not include restoration of Tenant's trade fixtures, equipment, merchandise, or any improvements, alterations or additions made by Tenant to the Premises, which Tenant shall forth replace or fully repair at Tenant's sole cost and expense provided this Lease is not cancelled according to the provisions above.

  Unless this Lease is terminated pursuant to the foregoing provisions, this Lease shall remain in full force and effect. Tenant hereby expressly waives the provisions Section 1932, Subdivision 2, in Section 1933, Subdivision 4 of the California Civil Code.

  In the event that the building in which the Premises are situated is damaged or destroyed to the extent of not less than 33 1/3% of the replacement cost thereof, Landlord may elect to terminate this Leas, whether the Premises be injured or not.

25. EMINENT DOMAIN If all or any part of the Premises shall be taken by any public or quasi-public authority under the power of eminent domain or conveyance in lieu thereof, this Lease shall terminate as to any portion of the Premises so taken or conveyed on the date when title vests in the condemnor, and Landlord shall be entitled to any and all payment, income, rent, award, or any interest therein whatsoever which may be paid or made in connection with such taking or conveyance, and Tenant shall have no claim against Landlord or otherwise for the value of any unexpired term of this Lease. Notwithstanding the foregoing paragraph, any compensation specifically awarded to Tenant for loss of business, Tenant's personal property, moving cost or loss of good will, shall be and remain the property of Tenant.

  If (i) any action or proceeding is commenced for such taking of the Premises or any part thereof, or if Landlord is advised in writing by any entity or body having the right or power of condemnation of its intention to condemn the premises or any portion thereof, or (ii) any of the foregoing events occur with respect to the taking of any space in the Complex not leased hereby, or if any such spaces so taken or conveyed in lieu of such taking and Landlord shall decide to discontinue the use and operation of the Complex, or decide to demolish, alter or rebuild the Complex, then, in any of such events Landlord shall have the right to terminate this Lease by giving Tenant written notice thereof within sixty (60) days of the date of receipt of said written advice, or commencement of said action or proceeding, or taking conveyance, which termination shall take place as of first to occur of the last day of the calendar month next following the month in which such notice is given or the date on which title to the Premises shall vest in the condemnor.

  In the event of such a partial taking or conveyance of the Premises, if the portion of the Premises taken or conveyed is so substantial that the Tenant can no longer reasonably conduct its business, Tenant shall have the privilege of terminating this Lease within sixty (60) days from the date of such taking or conveyance, upon written notice to Landlord of its intention so to do, and upon giving of such notice this Lease shall terminate on the last day of the calendar month next following the month in which such notice is given, upon payment by Tenant of the rent from the date of such taking or conveyance to the date of termination.

  If a portion of the Premises be taken by condemnation or conveyance in lieu thereof and neither Landlord nor Tenant shall terminate this Lease as provided herein, this Lease shall continue in full force and effect as to the part of the Premises not so taken or conveyed, and the rent herein shall be apportioned as of the date of such taking or conveyance so that thereafter the rent to be paid by Tenant shall be in the ratio that the area of the portion of the Premises not so taken or conveyed bears to the total area of the Premises prior to such taking.

26. SALE OR CONVEYANCE BY LANDLORD In the event of a sale or conveyance of the Complex or any interest therein, by any owner of the reversion then constituting Landlord, the transferor shall thereby be released from any further liability upon any of the terms, covenants or conditions (express or implied) herein contained in favor of Tenant, and in such event, insofar as such transfer is concerned, Tenant agrees to look solely to the responsibility of the successor in interest of such transferor in and to the Complex and this Lease. This Lease shall not be affected by any such sale or conveyance, and Tenant agrees to attorn to the successor in interest of such transferor.

27. ATTORNMENT TO LENDER OR THIRD PARTY In the event the interest of Landlord in the land and buildings in which the leased Premises are located (whether such interest of Landlord is a fee title interest or a leasehold interest) is encumbered by deed of trust, and such interest is acquired by the lender or any third party through judicial foreclosure or by exercise of a power of sale at private trustee's foreclosure sale. Tenant hereby agrees to attorn to the purchaser at any such foreclosure sale and to recognize such purchaser as the Landlord under this Lease. In the event the lien of the deed of trust securing the loan from a Lender to Landlord is prior and paramount to the Lease, this Lease shall nonetheless continue in full force and effect for the remainder of the unexpired term hereof, at the same rental herein reserved and upon all the other terms, conditions and covenants herein contained.

28. HOLDING OVER Any holding over by Tenant after expiration or other termination of the term of this Lease with the written consent of Landlord delivered to Tenant shall not constitute a renewal or extension of the Lease or give Tenant any rights in or to the leased Premises except as expressly provided in this Lease. Any holding over after the expiration or other termination of the term of this Lease, with the consent of Landlord, shall be construed to be a tenancy from month to month, on the same terms and conditions herein specified insofar as applicable except that the monthly Basic Rent shall be increased to an amount equal to one hundred fifty (150%) percent of the monthly Basic Rent required during the last month of the Lease term.

29. CERTIFICATE OF ESTOPPEL Either party shall at any time upon not less than ten (10) days' prior written notice from the other party execute, acknowledge and deliver to the requesting party a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to the best of such party's knowledge, and any uncured defaults on the part of the other party hereunder, or specifying such defaults, if any, are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises. A Tenant's failure to delivery such statement within such time shall be conclusive upon Tenant that this Lease is in full force and effect, without modification except as may be represented by Landlord; that there are no uncured defaults in Landlord's performance, and that not more than one month's rent has been paid in advance.

30. CONSTRUCTION CHANGES It is understood that the description of the Premises and the location of ductwork, plumbing and other facilities therein are subject to such minor changes as Landlord or Landlord's architect determines to be desirable in the course of construction of the Premises, and no such changes, or any changes in plans for any other portions of the Complex shall affect this Lease or entitle Tenant to any reduction of rent hereunder or result in any liability of Landlord to Tenant. Landlord does not guarantee the accuracy of any drawings supplied to Tenant and verification of the accuracy of such drawings rests with Tenant.

31. RIGHT OF LANDLORD TO PERFORM All terms, covenants and conditions of this Lease to be performed or observed by Tenant shall be performed or observed by Tenant at Tenant's sole cost and expense and without any reduction of rent. If Tenant shall fail to pay any sum of money, or other rent, required to be paid by it hereunder of shall fail to perform any other term or covenant hereunder on its part to be performed, and such failure shall continue for five (5) days after written notice thereof by Landlord. Landlord, without waiving or releasing Tenant from any obligations of Tenant hereunder, may, but shall not be obligated to, make any such payment or perform any such other term or covenant on Tenant's part to be performed. All sums so paid by Landlord and all necessary costs of such performance by Landlord together with interest thereon at the rate of the prime rate of interest per annum as quoted by the Bank of America from the date of such payment or performance by Landlord, shall be paid (and Tenant covenants to make such payment) to Landlord on demand by Landlord, and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of nonpayment by Tenant in the case of failure by Tenant in the payment of rent hereunder.

32. ATTORNEY'S FEES.

  (A) In the event that either Landlord or Tenant should bring suit for the possession of the Premises, for the recovery of any sum due under this Lease, or because of the breach of any provision of this Lease, or for any other relief against the other party hereunder, then all costs and expenses, including reasonable attorneys' fees, incurred by the prevailing party therein shall be paid by the other party, which obligation on the part of the other party shall be deemed to have accrued on the date of the commencement of such action and shall be enforceable whether or not the action is prosecuted to judgement.

  (B) Should Landlord be named as a defendant in any suit brought against Tenant in connection with or arising out of Tenant's occupancy hereunder, Tenant shall pay to Landlord its costs and expenses incurred in such suit, including a reasonable attorney's fee.

33. WAIVER The waiver by either party of the other party's failure to perform or observe any term, covenant or condition herein contained to be performed or observed by such wavering party shall not be deemed to be a waiver of such term, covenant or condition or of any subsequent failure of the party failing to perform or observe the same or any other such term, covenant or condition therein contained, and no custom or practice which may develop between the parties hereto during the term hereof shall be deemed a waiver of, or in any way affect, the right of either party to insist upon performance and observance by the other party in strict accordance with the terms hereof.

34. NOTICES All notices, demands, requests, advices or designations which may be or are required to be given by either party to the other hereunder shall be in writing. All notices, demands, requests, advices or designations by Landlord to Tenant shall be sufficiently given, made or delivered if personally served on Tenant by leaving the same at the Premises or if sent by United States certified or registered mail, postage prepaid, addressed to Tenant at the Premises. All notices demands, requests, advices or designations by Tenant to Landlord shall be sent by the United States certified or registered mail, postage prepaid, addressed to Landlord at its offices at

Peery/Arrillaga, 2560 Mission College Blvd., Suite 101, Santa Clara, CA 95054.
-----------------------------------------------------------------------------
Each notice, request, demand, advice or designation referred to in this paragraph shall be deemed received on the date of the personal service or mailing thereof in the manner herein provided, as the case may be.

35. EXAMINATION OF LEASE Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for a lease, and this instrument is not effective as a lease or otherwise until its execution and delivery by both Landlord and Tenant.

36. DEFAULT BY LANDLORD Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event earlier than thirty (30) days after written notice by Tenant to Landlord and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have heretofore been furnished to Tenant in writing, specifying wherein Landlord has failed to perform such obligations; provided, however, that if the nature of Landlord's obligations is such that more than thirty (30) days are required for performance, then Landlord shall not be in default if Landlord commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion.

37. CORPORATE AUTHORITY If Tenant is a corporation, (or a partnership) each individual executing this Lease on behalf of said corporation (or partnership) represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation (or partnership) in accordance with the by-laws of said corporation (or partnership in accordance with the partnership agreement) and that this Lease is binding upon said corporation (or partnership) in accordance with its terms. If Tenant is a corporation, Tenant shall, within thirty (30) days after execution of this Lease, deliver to Landlord a certified copy of the resolution of the Board of Directors of said corporation authorizing or ratifying the execution of this Lease.

39. LIMITATION OF LIABILITY In consideration of the benefits accruing hereunder, Tenant and all successors and assigns covenant and agree that, in the event of any actual or alleged failure, breach or default hereunder by Landlord:
(i)  the sole and exclusive remedy shall be against Landlord's assets;
(ii) no partner of Landlord shall be sued or named as party in any suit or action (except as may be necessary to secure jurisdiction of the partnership)
(iii) no service of process shall be made against any partner of Landlord (except as may be necessary to secure jurisdiction of the partnership)
(iv) no partner of Landlord shall be required to answer or otherwise plead to any service of process:
(v)   no judgement will be taken against any partner of Landlord;
(vi) any judgement taken against any partner of Landlord may be vacated and set aside at any time without hearing:
(vii) no writ of execution will ever be levied against the assets of any partner of Landlord;
(viii) these covenants and agreements are enforceable by both Landlord and also by any partner of Landlord.

  Tenant agrees that each of the foregoing covenants and agreements shall be applicable to any covenant or agreement either expressly contained in this Lease or imposed by statute or at common law.

 40. MISCELLANEOUS AND GENERAL PROVISIONS

   a. Tenant shall not, without the written consent of Landlord, use the name of the building for any purpose other than as the address of the business conducted by Tenant in the Premises.

   b. This Lease shall in all respects be governed by and construed in accordance with the laws of the State of California. If any provision of this Lease shall be invalid, unenforceable or ineffective for any reason whatsoever, all other provisions hereof shall be and remain in full force and effect.

   c. The term "Premises" includes the space leased hereby and any improvements now or hereafter installed therein or attached thereto. The term "Landlord" or any pronoun used in place thereof includes the plural as well as the singular and the successors and assigns of Landlord. The term "Tenant" or any pronoun used in place thereof includes the plural as well as the singular and individuals, firms, associations, partnerships and corporations, and their and each of their respective heirs, executors, administrators, successors and permitted assigns.
     The term "person" includes the plural as well as the singular and individuals, firms, associations, partnerships and corporations. Words used in any gender include other genders. If there be more than one Tenant the obligations of Tenant hereunder are joint and several. The paragraph headings of this Lease are for convenience of reference only and shall have no effect upon the construction or interpretation of any provisions hereof.

   d. Time is of the essence of this Lease and of each and all of its provisions.

   e. At the expiration or earlier termination of this Lease, Tenant shall execute, acknowledge and deliver to Landlord, within ten (10) days after written demand from Landlord to Tenant, any quitclaim deed or other document required by any reputable title company, licensed to operate in the State of California, to remove the cloud or encumbrance created by this Lease from the real property of which Tenant's Premises are a part.

   f. This instrument along with any exhibit and attachments hereto constitutes the agreement between Landlord and Tenant relative to the Premises and this agreement and the exhibits and attachments may be altered, amended or revoked only by an instrument in writing signed by both Landlord and Tenant. Landlord and Tenant agree hereby that all prior or contemporaneous oral agreements between and among themselves and their agents or representatives relative to the leasing of the Premises are merged in or revoked by this agreement.

   g. Neither Landlord nor Tenant shall record this Lease or a short form memorandum hereof without the consent of the other.

   h. Tenant further agrees to execute any amendments required by a lender to enable Landlord to obtain financing, so long as Tenant's rights hereunder are not substantially affected.

   i. Paragraphs   43   through   48   are added hereto and are included as a
                   --             --
   part of this Lease.

   j. Clauses, plats and riders, if any, signed by Landlord and Tenant and endorsed on or affixed to this Lease are a part hereof.

   k. Tenant covenants and agrees that no diminution or shutting off of light, air or view by any structure which may be hereafter erected (whether or not by Landlord) shall in any way affect his Lease, entitle Tenant to any reduction of rent hereunder or result in any liability of Landlord or Tenant.

41. BROKERS Tenant warrants that it had dealings with only the following real estate brokers or agents in connection with the negotiation of this Lease: none
                                                                           ----
-------------------------------------------------------------------------------
and that it knows of no other real estate broker or agent who is entitled to a commission in connection with this Lease.

42. SIGNS No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed or printed or affixed on or to any part of the outside of the Premises or any exterior windows of the Premises without the written consent of Landlord first had and obtained and Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice to and at the expense of Tenant. If Tenant is allowed to print or affix or in any way place a sign in, on or about the Premises, upon expiration or other sooner termination of this Lease, Tenant at Tenant's sole cost and expense shall both remove such sign and repair all damage in such a manner as to restore all aspects of the appearance of the Premises to the condition prior to the placement of said sign.
  All approved signs or lettering on outside doors shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved of by Landlord.
  Tenant shall not place anything or allow anything to be placed near the glass of any window, door partition or wall which may appear unsightly from outside the Premises.

  IN WITNESS WHEREOF, Landlord and Tenant have executed and delivered this Lease as of the day and year last written below.

LANDLORD:                                 TENANT:

JOHN ARRILLAGA SEPARATE PROPERTY TRUST    FIRST VIRTUAL CORPORATION
                                          a California Corporation

By /s/ John Arrillaga                     By /s/ M. Rosetta
   --------------------------               ---------------------------------
   John Arrillaga, Trustee

Dated:(Illegible)                         Title Founding Partner
      -------------                             ------------------------------

RICHARD T. PERRY SEPARATE PROPERTY TRUST

By /s/ Richard T. Perry                   Type or Print Name M. Rosetta
   -------------------------                                 -----------------
   Richard T. Perry, Trustee

Dated:(Illegible)                                  Dated: 7-20-95
      -------------                                       ---------------------

Paragraphs 43 through 48 to Lease Agreement Dated July 19, 1995, By and Between John Arrillaga and Richard T. Peery Separate Property Trusts, as Landlord, and First Virtual Corporation, a California corporation, as Tenant for 12,690+ Square Feet of Space Located at 3393 Octavius Drive, Suite 202, Santa Clara, California.

43.  BASIC RENT: In accordance with Paragraph 4A herein, the total aggregate sum
     ----------
of FOUR HUNDRED EIGHTY SIX THOUSAND SIX HUNDRED FORTY ONE AND 03/100 DOLLARS ($486,641.03), shall be payable as follows:

     On August 15, 1995, the sum of SIX THOUSAND NINE HUNDRED FIFTY NINE AND 03/100 DOLLARS ($6,959.03) shall be due, representing the rental for the period August 15, 1995 through August 31, 1995.

     On September 1, 1995, the sum of TWELVE THOUSAND SIX HUNDRED NINETY AND NO/100 DOLLARS ($12,690.00) shall be due, and a like sum due on the first day of each month thereafter, through and including August 1, 1996.

     On September 1, 1996, the sum of THIRTEEN THOUSAND THREE HUNDRED TWENTY FOUR AND 50/100 DOLLARS ($13,324.50) shall be due, and a like sum due on the first day of each month thereafter, through and including August 1, 1997.

     On September 1, 1997, the sum of THIRTEEN THOUSAND NINE HUNDRED FIFTY NINE AND NO/100 DOLLARS ($13,959.00) shall be due, and a like sum due on the first day of each month thereafter, through and including August 1, 1998; or until the entire aggregate sum of FOUR HUNDRED EIGHTY SIX THOUSAND SIX HUNDRED FORTY ONE AND 03/100 DOLLARS ($486,641.03) has been paid.

44.  EARLY ENTRY: Tenant and its agents and contractors shall be permitted to
     -----------
enter the Premises prior to the Commencement Date for the purpose of Installing at Tenant's sole cost and expense, Tenant's trade fixtures and equipment, telephone equipment, security systems and cabling for computers. Such entry shall be subject to all of the terms and conditions of this Lease, except that Tenant shall not be required to pay any Rent on account thereof. Any entry or installation work by Tenant and its agents in the Premises pursuant to this Paragraph 44 shall (i) be undertaken at Tenant's sole risk, (ii) not interfere
                                                 ---------
with or delay Landlord's work in the Premises (if any) and (iii) not be deemed occupancy or possession of the Premises for purposes of the Lease. Tenant shall indemnify, defend, and hold Landlord harmless from any and all loss, damage, liability, expense (including reasonable attorney's fees), claim or demand of whatsoever character, direct or consequential, including, but without limiting thereby the generality of the foregoing, injury to or death of persons and damage to or loss of property arising out of the exercise by Tenant of any early entry right granted hereunder. In the event Tenant's work in said Premises delays the completion of the interior improvements to be provided by Landlord, if any, or in the event Tenant has not completed construction of it's interior improvements by the scheduled Commencement Date, it is agreed between the parties that this Lease will commence on the scheduled Commencement Date of August 15, 1995 regardless of the construction status of said interior improvements completed or to be completed by Tenant or Landlord.

45.  "AS-IS" BASIS: It is hereby agreed that the Premises leased hereunder is
      ------------
leased strictly on an "as-is" basis and in its present condition, and in the configuration as shown on Exhibit B attached hereto, and by reference made a
                          ----------
part hereof. It is specifically agreed between the parties that Landlord shall not be required to make, nor be responsible for any cost, in connection with any repair, restoration, and/or improvement to the Premises in order for this Lease to commence, or thereafter, throughout the Term of this Lease. Landlord makes no warranty or representation of any kind or nature whatsoever as to the condition or repair of the Premises, nor as to the use or occupancy which may be made thereof.

46.  CONSENT: Whenever the consent of one party to the other is required
     -------
hereunder, such consent shall not be unreasonably withheld.




                                       9            Initial:   (illegible)
                                                            ----------------

Title 22 of the California Administrative Code, Division 4, Chapter 30 (ii) "hazardous waste" pursuant to the Federal Resource Conservation and Recovery Act, Section 42 U.S.C. Section 6901 et. seq., (iii) listed or defined as a "hazardous substance" pursuant to the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601 et. seq. (42 U.S.C.
Section 9601), (iv) petroleum or any derivative of petroleum, or (v) asbestos.

Subject to the terms of this Paragraph 47, Tenant shall have no obligation to "clean up", reimburse, release, indemnify, or defend Landlord with respect to any Hazardous Materials or wastes which Tenant (prior to and during the term of the Lease) or other parties on the Property or Complex, as described below, (during the term of this Lease) did not store, dispose, or transport in, use, or cause to be on the Property or which Tenant, its agents, employees, contractors, invitees or its future subtenants and/or assignees (if any) (during the Term of this Lease), did not store, dispose, or transport in, use or cause to be on the Complex in violation of applicable law.

Tenant shall be 100 percent liable and responsible for: (i) any and all "investigation and cleanup" of said Hazardous Materials contamination which Tenant, its agents, employees, contractors, invitees or its future subtenants and/or assignees (if any), or other parties on the Property, does store, dispose, or transport in, use or cause to be on the Property, and which Tenant, its agents, employees, contractors, invitees or its future subtenants and/or assignees (if any) does store, dispose, or transport in, use or cause to be on the Complex and (ii) any claims, including third party claims, resulting from such Hazardous Materials contamination. Tenant shall indemnify Landlord and hold Landlord harmless from any liabilities, demands, costs, expenses and damages, including, without limitation, attorney fees incurred as a result of any claims resulting from such Hazardous Materials contamination.

Tenant also agrees not to use or dispose of any Hazardous Materials on the Property or the Complex without first obtaining Landlord's written consent. Tenant agrees to complete compliance with governmental regulations regarding the use or removal or remediation of Hazardous Materials used, stored, disposed of, transported or caused to be on the Property or the Complex as stated above, and prior to the termination of said Lease Tenant agrees to follow the proper closure procedures and will obtain a clearance from the local fire department and/or the appropriate governing agency. If Tenant uses Hazardous Materials, Tenant also agrees to install, at Tenant's expense, such Hazardous Materials monitoring devices as Landlord deems reasonably necessary. It is agreed that the Tenant's responsibilities related to Hazardous Materials will survive the termination date of the Lease and that Landlord may obtain specific performance of Tenant's responsibilities under this Paragraph 47.

48.  TERMINATION OF PREVIOUS LEASE UPON COMMENCEMENT OF THIS LEASE: It is
     ---------------------------------------------------------------
understood that Tenant is currently occupying approximately 4,852 (plus or minus) square feet of space located at 3393 Octavius Drive, Suite 102, Santa Clara, California, leased under separate Lease Agreement dated February 1, 1994 between Landlord and Tenant. It is therefore agreed that upon commencement of this Lease Agreement, said February 1, 1994 Lease Agreement shall terminate and this Lease Agreement shall be considered the only Lease Agreement between the parties for the Premises leased hereunder. Tenant also agrees that, upon termination of said 4,832 (plus or minus) square fact of space, Tenant shall, if so requested by Landlord, restore all or part of the Premises, at Landlord's sole discretion, pursuant to Paragraph 8 ("Acceptance and Surrender of Premises") of said February 1, 1994 Lease Agreement.


                                                         Initial:  illegible
                                                                 -------------

                              [MAP APPEARS HERE]


LEASE AGREEMENT DATED JULY 19, 1995 BY AND BETWEEN JOSH ARRILLAGA AND RICHARD T. PEERY SEPARATE PROPERTY TRUSTS, AS LANDLORD, AND FIRST VIRTUAL CORPORATION, AS TENANT.

                                AMENDMENT NO. 1
                                    TO LEASE

  THIS AMENDMENT NO. 1 is made and entered into this 7th day of November, 1997, by and between JOHN ARRILLAGA, Trustee, or his Successor Trustee UTA dated 7/20/77, of the John Arrillaga Survivor's Trust ("JOHN ARRILLAGA SURVIVOR'S TRUST") (previously known as the "John Arrillaga Separate Property Trust") as amended, and RICHARD T. PEERY, Trustee, or his Successor Trustee UTA dated 7/20/77, of the Richard T. Peery Separate Property Trust ("RICHARD T. PEERY SEPARATE PROPERTY TRUST") as amended, collectively as LANDLORD, and FIRST VIRTUAL CORPORATION, a Delaware corporation, as TENANT.

                                    RECITALS

  A. WHEREAS, by Lease Agreement dated July 19, 1995 Landlord leased to Tenant approximately 12,690+ square feet of that certain 48,000+ square foot building located at 3393 Octavius Drive, Suite 202, Santa Clara, California, the details of which are more particularly set forth in said July 19, 1995 Lease Agreement, and

  B. WHEREAS, said Lease was amended by Letter Agreement dated November 6, 1997, whereby Landlord consented to Tenant's assignment of said Lease from First Virtual Corporation, a California corporation to First Virtual Corporation, a Delaware corporation, and,

  C. WHEREAS, it is now the desire of the parties hereto to amend the Lease by adding a Co-terminous paragraph and a Cross Default paragraph to said Lease Agreement as hereinafter set forth.

                                   AGREEMENT

  NOW THEREFORE, for valuable consideration, receipt of which is hereby acknowledged, and in consideration of the hereinafter mutual promises, the parties hereto do agree as follows:

l.  LEASE TERMS CO-TERMINOUS: It is acknowledged that (i) concurrently with the
    ------------------------
execution of this Amendment, Landlord and Tenant are also executing a separate Lease Agreement dated November 7, 1997 (hereinafter referred to as the "New Lease") affecting property located at 3233 Scott Blvd., Suite 103, Santa Clara, California and (ii) it is the intention of the parties that the term of this Lease be co-terminous with the term of the New Lease such that the terms of both leases, expire on the same date; provided, however, the termination of this Lease resulting from the terms and conditions stated under Paragraph 22 "Bankruptcy and Default" (subject to Landlord's option as stated in the respective leases, "Cross Default" Paragraph) or Paragraph 24 "Destruction" or Paragraph 25 "Eminent Domain" shall not result in a termination of the New Lease unless Landlord elects, at its sole and absolute discretion, to terminate either or both of the leases.

2.  CROSS DEFAULT: As a material part of the consideration for the execution of
    -------------
the New Lease by Landlord, it is agreed between Landlord and Tenant that a default under this Lease, or a default under said New Lease may, at the option of Landlord, be considered a default under both leases, in which event Landlord shall be entitled (but in no event required) to apply all rights and remedies of Landlord under the terms of one lease to both leases including, but not limited to, the right to terminate one or both of said leases by reason of a

                                                            Initial: (Illegible)
                                                                     -----------

                                                                          PSII-3

default under said New Lease or hereunder.

  EXCEPT AS MODIFIED HEREIN, all other terms, covenants, and conditions of said July 19, 1995 Lease Agreement shall remain in full force and effect.

  IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment No. 1 to Lease as of the day and year last written below.

LANDLORD:                            TENANT:

JOHN ARRILLAGA SURVIVOR'S            FIRST VIRTUAL CORPORATION
TRUST                                a Delaware corporation



By  /s/ John Arrillaga               By  /s/ Anita Neumann
    ------------------                   ------------------------
  John Arrillaga, Trustee


Date:  11/17/97                      ANITA NEUMANN
       --------                      ----------------------------
                                     Print or Type Name


RICHARD T. PEERY SEPARATE            Title: Facilities Operations
                                           ----------------------
PROPERTY TRUST


By  /s/ Richard T. Peery             Date:  November 13, 1997
    --------------------                    ---------------------
    Richard T. Peery, Trustee

Date:  11/17/97
       --------


                                                              Initial:
                                                                      -----

                                                                   Park Sq. II-3

                                AMENDMENT NO. 2
                                    TO LEASE

  THIS AMENDMENT NO. 2 is made and entered into this 2nd day of April, 1998, by and between JOHN ARRILLAGA, Trustee, or his Successor Trustee UTA dated 7/20/77 (JOHN ARRILLAGA SURVIVOR'S TRUST) (previously known as the "John Arrillaga Separate Property Trust") as amended, and RICHARD T. PEERY, Trustee, or his Successor Trustee UTA dated 7/20/77 (RICHARD T. PEERY SEPARATE PROPERTY TRUST) as amended, collectively as LANDLORD, and FIRST VIRTUAL CORPORATION, a Delaware corporation, as TENANT.

                                    RECITALS

     A. WHEREAS, by Lease Agreement dated July 19, 1995 Landlord leased to Tenant approximately 12,690+ square feet of that certain 48,000+ square foot building located at 3393 Octavius Drive, Suite 202, Santa Clara, California, the details of which are more particularly set forth in said July 19, 1995 Lease Agreement, and

     B. WHEREAS, said Lease was amended by Letter Agreement dated November 6, 1997, whereby Landlord consented to Tenant's assignment of said Lease from First Virtual Corporation, a California corporation to First Virtual Corporation, a Delaware corporation, and,

     C. WHEREAS, said Lease was amended by Amendment No. 1 dated November 7, 1997 which added a Co-terminous paragraph and a Cross-default paragraph as related to premises leased by Tenant from Landlord at 3233 Scott Blvd., Santa Clara, California, and

     D. WHEREAS, it is now the desire of the parties hereto to amend the Lease by (i) increasing the square footage of the Leased Premises by 9,696+ square feet effective May 1, 1998, (ii) increasing the square footage of the Leased Premises by 2,561+ square feet effective December 1, 1998, (iii) extending the Lease Term for a period of four years and eight months, (iv) amending the Basic Rent schedule and Aggregate Rent accordingly, (v) increasing the Security Deposit required under the Lease, (vi) increasing Tenant's non-exclusive parking spaces, (vii) amending the Management Fee charged to Tenant, (viii) amending Lease Paragraph 19 ("Assignment and Subletting"), (ix) replacing Lease Paragraphs 39 ("Limitation of Liability") and 47 ("Hazardous Materials"), (x) deleting Paragraphs 1 ("Lease Terms Co-terminous") and 2 ("Cross Default") to Amendment No. 1 dated November 7, 1997, and (xi) adding a paragraph ("Authority to Execute") to said Lease Agreement as hereinafter set forth.


                                   AGREEMENT

  NOW THEREFORE, for valuable consideration, receipt of which is hereby acknowledged, and in consideration of the hereinafter mutual promises, the parties hereto do agree as follows:

  1.  INCREASED PREMISES.
      ------------------

  A.  Phase I Increased Premises. Effective May 1, 1998, the size of the Leased
      --------------------------
Premises will be increased by 9,696+ square feet (the "Phase I Increased Premises"), or from 12,690+ square feet to 22,386+ square feet of space. Total said Premises are more particularly shown within the area outlined in Orange on

Exhibit A. The entire parcel, of which the Leased Premises is a part, is shown
---------
within the area outlined in Green on Exhibit A. The Phase I Increased Space is
                                     ---------
leased on an "as-is" basis, in its present condition and configuration, as set forth in Blue on Exhibit B attached hereto, with the entire interior leased
                 ---------
Premises shown in Orange on Exhibit B.
                            ---------

  B.  Phase II Increased Premises. Effective December 1, 1998, the size of the
      ---------------------------
Leased Premises will be increased by 2,561+ square feet (the "Phase II Increased Premises"), or from 22,386+ square feet to 24,947+ square feet of space. Total said Premises are more particularly shown within the area outlined in Red on

Exhibit A. The entire parcel, of which the Leased Premises is a part, is shown
---------
within the area outlined in Green on Exhibit A. The Phase II Increased Space is
                                     ---------
leased on an "as-is" basis, in its present condition and configuration, as set forth in Purple on Exhibit
                   -------


                                                        Initial: (illegible)
                                                                -------------

                                                                   Park Sq. II-3

                                AMENDMENT NO. 3
                                    TO LEASE

  THIS AMENDMENT NO. 3 is made and entered into this 27th day of May, 1998, by and between JOHN ARRILLAGA, Trustee, or his Successor Trustee UTA dated 7/20/77 (JOHN ARRILLAGA SURVIVOR'S TRUST) (previously known as the "John Arrillaga Separate Property Trust") as amended, and RICHARD T. PEERY, Trustee, or his Successor Trustee UTA dated 7/20/77 (RICHARD T. PEERY SEPARATE PROPERTY TRUST) as amended, collectively as LANDLORD, and FIRST VIRTUAL CORPORATION, a Delaware corporation, as TENANT.

                                    RECITALS

  A. WHEREAS, by Lease Agreement dated July 19, 1995 Landlord leased to Tenant approximately 12,690+ square feet of that certain 48,000+ square foot building located at 3393 Octavius Drive, Suite 202, Santa Clara, California, the details of which are more particularly set forth in said July 19, 1995 Lease Agreement, and

  B. WHEREAS, said Lease was amended by Letter Agreement dated November 6, 1997, whereby Landlord consented to Tenant's assignment of said Lease from First Virtual Corporation, a California corporation to First Virtual Corporation, a Delaware corporation, and,

  C. WHEREAS, said Lease was amended by Amendment No. 1 dated November 7, 1997 which added a Co-terminous paragraph and a Cross-default paragraph as related to premises leased by Tenant from Landlord at 3233 Scott Blvd., Santa Clara, California, and

  D. WHEREAS, said Lease was amended by Amendment No. 2 dated April 2, 1998 which (i) increased the square footage of the Leased Premises by 9,696+ square feet effective May 1, 1998 ("Phase I Increased Premises"), (ii) increased the square footage of the Leased Premises by 2,561+ square feet effective December 1, 1998 ("Phase II Increased Premises"), (iii) extended the Lease Term for a period of four years and eight months, (iv) amended the Basic Rent schedule and Aggregate Rent accordingly, (v) increased the Security Deposit required under the Lease, (vi) increased Tenant's non-exclusive parking spaces, (vii) amended the Management Fee charged to Tenant, (viii) amended Lease Paragraph 19 ("Assignment and Subletting"), (ix) replaced Lease Paragraphs 39 ("Limitation of Liability") and 47 ("Hazardous Materials"), (x) deleted Paragraphs 1 ("Lease Terms Co-terminous") and 2 ("Cross Default") to Amendment No. 1 dated November 7, 1997, and (xi) added a paragraph ("Authority to Execute") to said Lease, and

  E.  WHEREAS, it is now the desire of the parties hereto to amend the Lease by
(i) deleting Paragraph 1.B. of Amendment No. 2 and increasing the former "Phase II Increased Premises" by increasing the square footage of the Leased Premises by a total of 25,614+ square feet effective December l, 1998 to reflect Tenant leasing one hundred percent of the Building, (ii) extending the Lease Term for a period of two years and seven months, (iii) amending the Basic Rent schedule and Aggregate Rent accordingly, (iv) increasing the Security Deposit required under the Lease, (v) increasing Tenant's non-exclusive parking spaces, (vi) amending Lease Paragraph 19 ("Assignment and Subletting"), and (vii) replacing Lease Paragraphs 7 ("Expenses of Operation, Management, and Maintenance of the Common Areas of the Complex and Building in which the Premises are Located"), 10 ("Tenant Maintenance") and 11 ("Utilities of the Building in which the Premises are Located") to said Lease Agreement as hereinafter set forth.

                                   AGREEMENT

  NOW THEREFORE, for valuable consideration, receipt of which is hereby acknowledged, and in consideration of the hereinafter mutual promises, the parties hereto do agree as follows:

  1.  PHASE II INCREASED PREMISES: Paragraph 1.B. of Amendment No. 2 dated April
      ---------------------------
2, 1998 ("Phase II Increased Premises") shall be deleted in its entirety and replaced with the following:

  "Effective December 1, 1998, the size of the Leased Premises will be increased by 25,614+


                                                                Initial:
                                                                        -------

                                                                   Park Sq. II-3

square feet (the "Phase II Increased Premises"), or from 22,386+ square feet to 48,000+ square feet of space (one hundred percent of the Building). Total said Premises are more particularly shown within the area outlined in Red on Exhibit
                                                                        -------
A. The entire parcel, of which the Leased Premises is a part, is shown within
-
the area outlined in Green on Exhibit A. The Phase II Increased Space is leased
                              ---------
on an "as-is" basis, in its present condition and configuration, as set forth in Purple on Exhibit B attached hereto, with the entire interior leased Premises
          ---------
shown in Red on Exhibit B.
                ---------

   It is understood between the parties that the Commencement Date for the Phase II Increased Premises is the day immediately following the scheduled termination date of a lease agreement between Landlord and 3Com Corporation ("3Com"). In the event (i) 3Com fails to timely vacate the Phase II Increased Premises and surrender same to Landlord free and clear of its occupancy by November 30, 1998 or (ii) Landlord is unable to deliver the Phase II Increased Premises on December 1, 1998, Tenant's occupancy date for the Phase II Increased Premises shall commence on the date immediately following the actual termination date of the 3Com Lease."

   2.  TERM OF LEASE: It is agreed between the parties that the Term of said
       -------------
Lease Agreement shall be extended for an additional two (2) year seven (7) month period, and the Lease Termination Date shall be changed from April 30, 2003 to November 30, 2005.

   3.  BASIC RENT SCHEDULE: The Basic Rent schedule, as shown in Paragraph 4(A)
       -------------------
of the Lease Agreement, shall be amended as follows:

   On December 1, 1998, the sum of NINETY SIX THOUSAND AND NO/100 DOLLARS ($96,000.00) shall be due, and a like sum due on the first day of each month thereafter, through and including April 1, 1999.

   On May 1, 1999, the sum of ONE HUNDRED THOUSAND EIGHT HUNDRED AND NO/100 DOLLARS ($100,800.00) shall be due, and a like sum due on the first day of each month thereafter, through and including April 1, 2000.

   On May 1,2000, the sum of ONE HUNDRED FIVE THOUSAND SIX HUNDRED AND NO/100 DOLLARS ($105,600.00) shall be due, and a like sum due on the first day of each month thereafter, through and including April 1, 2001.

   On May 1, 2001, the sum of ONE HUNDRED TEN THOUSAND FOUR HUNDRED AND NO/100 DOLLARS ($110,400.00) shall be due, and a like sum due on the first day of each month thereafter, through and including April 1, 2002.

   On May 1, 2002, the sum of ONE HUNDRED FIFTEEN THOUSAND TWO HUNDRED AND NO/100 DOLLARS ($115,200.00) shall be due, and a like sum due on the first day of each month thereafter, through and including April 1, 2003.

   On May 1, 2003, the sum of ONE HUNDRED TWENTY THOUSAND AND NO/100 DOLLARS ($120,000.00) shall be due, and a like sum due on the first day of each month thereafter, through and including April 1, 2004.

   On May 1, 2004, the sum of ONE HUNDRED TWENTY FOUR THOUSAND EIGHT HUNDRED AND NO/100 DOLLARS ($124,800.00) shall be due, and a like sum due on the first day of each month thereafter, through and including April 1, 2005.

   On May 1, 2005, the sum of ONE HUNDRED TWENTY NINE THOUSAND SIX HUNDRED AND NO/100 DOLLARS ($129,600.00) shall be due, and a like sum due on the first day of each month thereafter, through and including November 1, 2005.

   As a result of the increase in square feet leased, the Aggregate Rental shall be increased by $6,565,054.00, or from $3,642,271.03 to $10,207,325.03.

   4.  INCREASED PARKING: Effective December 1, 1998, Tenant's nonexclusive
       -----------------
parking spaces shall be increased by 102 spaces or from 90 spaces to 192 spaces.

   5.  SECURITY DEPOSIT: Tenant's Security Deposit shall be increased by
       ----------------
$139,454.40, or from $119,745.60 to $259,200.00, due on December 1, 1998.



                                                                Initial:
                                                                        -------

                                                                   Park Sq. II-3

   6.  ASSIGNMENT AND SUBLETTING: Lease Paragraph 19 ("Assignment and
       -------------------------
Subletting") shall be amended to include the following language:

   "Notwithstanding the foregoing, Landlord and Tenant agree that it shall not be unreasonable for Landlord to refuse to consent to a proposed assignment, sublease or other transfer ("Proposed Transfer") if the Premises or any other portion of the Property would become subject to additional or different Government Requirements as a direct or indirect consequence of the Proposed Transfer and/or the Proposed Transferee's use and occupancy of the Premises and the Property. However, Landlord may, in its sole discretion, consent to such a Proposed Transfer where Landlord is indemnified by Tenant and (i) Subtenant or
(ii) Assignee, in form and substance satisfactory to Landlord's counsel, by Tenant and/or the Proposed Transferee from and against any and all costs, expenses, obligations and liability arising out of the Proposed Transfer and/or the Proposed Transferee's use and occupancy of the Premises and the Property."

   7. EXPENSES OF OPERATION, MANAGEMENT, AND MAINTENANCE OF THE COMMON AREAS OF
      --------------------------------------------------------------------------
THE COMPLEX AND BUILDING IN WHICH THE PREMISES ARE LOCATED: Effective December
----------------------------------------------------------
1, 1998, Lease Paragraph 7 ("Expenses of Operation, Management, and Maintenance of the Common Areas of the Complex and Building in Which the Premises Are Located") shall be deleted In its entirety and replaced with the following:

       "7. EXPENSES OF OPERATION, MANAGEMENT, AND MAINTENANCE OF THE COMMON AREAS OF THE COMPLEX. As Additional Rent and in accordance with Paragraph 4D of this Lease, Tenant shall pay to Landlord Tenant's proportionate share (calculated on a square footage or other equitable basis as calculated by Landlord) of all expenses of operation, management, maintenance and repair of the Common Areas of the Complex including, but not limited to, license, permit, and inspection fees; security; utility charge associated with exterior landscaping and lighting (including water and sewer charges); all charges incurred in the maintenance and replacement of landscaped areas, lakes, parking lots, sidewalks, driveways; maintenance, repair and replacement of all fixtures and electrical, mechanical, and plumbing systems; structural elements and exterior surfaces of the buildings; salaries and employee benefits of personnel and payroll taxes applicable thereto; supplies, materials, equipment and tools; the amortized cost of capital expenditures which have the effect of reducing operating expenses, provided, however, that in the event Landlord makes such capital improvements, Landlord shall amortize its investment in said improvements over the useful life thereof (together with interest at the rate of fifteen percent (15%) per annum on the unamortized balance) as an operating expense in accordance with standard accounting practices, provided, that such amortization is not at a rate greater than the reasonably anticipated savings in the operating expenses.

  "Additional Rent" as used herein shall not include Landlord's debt repayments; interest on charges; expenses directly or indirectly incurred by Landlord for the benefit of any other tenant; cost for the installation of partitioning or any other tenant improvements; cost of attracting tenants; depreciation; interest; or executive salaries."

  8.  TENANT MAINTENANCE: Effective December l, 1998, Lease Paragraph 10
      ------------------
("Tenant Maintenance") shall be deleted in its entirety and replaced with the following:

      "10. TENANT MAINTENANCE Tenant shall, at its sole cost and expense, keep and maintain the Premises (including appurtenances) and every part thereof in a high standard of maintenance and repair, and in good and sanitary condition. Tenant's maintenance and repair responsibilities herein referred to include, but are not limited to, all windows, window frames, plate glass, glazing, truck doors, plumbing systems (such as water and drain lines, sinks, toilets, faucets, drains, showers, and water fountains), electrical systems (such as panels, conduits, outlets, lighting fixtures, lamps, bulbs, tubes, ballasts), heating and air-conditioning systems (such as compressors, fans, air handlers, ducts, mixing boxes, thermostats, time clocks, boilers, heaters, supply and return grills), store fronts, roofs, downspouts, all interior improvements within the Premises including, but not limited to wall coverings, window coverings, carpet, floor coverings, partitioning, ceilings, doors (both interior and exterior), including closing mechanisms, latches, locks, skylights (if any), automatic fire extinguishing systems, and elevators and all other interior improvements of any nature whatsoever. Tenant

                                                          Initial: (Illegible)
                                                                   -------------

                                                                   Park Sq. II-3

  agrees to provide carpet shields under all rolling chairs or to otherwise be responsible for wear and tear of the carpet caused by such rolling chairs if such wear and tear exceeds that caused by normal foot traffic in surrounding areas. Areas of excessive wear shall be replaced at Tenant's sole expense upon Lease termination. Tenant hereby waives all rights under, and benefits of, subsection 1 of Section 1932 and Section 1941 and 1942 of the California Civil Code and under any similar law, statute or ordinance now or hereafter in effect."

  9.  UTILITIES OF THE BUILDING IN WHICH THE PREMISES ARE LOCATED: Effective
      -----------------------------------------------------------
December 1, 1998, Lease Paragraph 11 ("Utilities of The Building in Which The Premises Are Located") shall be deleted in its entirety and replaced with the following:

      "11. UTILITIES Tenant shall pay promptly, as the same become due, all charges for water, gas, electricity, telephone, telex and other electronic communications service, sewer service, waste pick-up and any other utilities, materials or services furnished directly to or used by Tenant on or about the Premises during the Term of this Lease, including, without limitation, any temporary or permanent utility surcharge or other exactions whether or not hereinafter imposed.

  Landlord shall not be liable for and Tenant shall not be entitled to any abatement or reduction of Rent by reason of any interruption or failure of utility services to the Premises when such interruption or failure is caused by accident, breakage, repair, strikes, lockouts, or other labor disturbances or labor disputes of any nature, or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord."

  EXCEPT AS MODIFIED HEREIN, all other terms, covenants, and conditions of said July 19, 1995 Lease Agreement shall remain in full force and effect.

  IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment No. 3 to Lease as of the day and year last written below.

LANDLORD:                           TENANT:

JOHN ARRILLAGA SURVIVOR'S           FIRST VIRTUAL CORPORATION
TRUST                               a Delaware corporation


By  /s/ John Arrillaga              By  /s/ Ralph Ungermann
    -----------------------             -------------------
    John Arrillaga, Trustee

Date:     6/8/98                      Ralph Ungermann
      ---------------------         -------------------
                                    Print or Type Name

RICHARD T. PEERY SEPARATE           Title: President and CEO
PROPERTY TRUST                            --------------------


By  /s/ Richard T. Peery            Date:  June 3, 1998
    --------------------                  --------------------
    Richard T. Peery

Date:     6/8/98
      ---------------------


                                                                Initial: R.U.
                                                                        --------

                              [MAP APPEARS HERE]

EXHIBIT A TO AMENDMENT NO. 3 DATED MAY 27, 1998 BY AND BETWEEN THE JOHN
---------
ARRILLAGA SURVIVOR'S TRUST AND THE RICHARD T. PEERY SEPARATE PROPERTY TRUST, AS LANDLORD, AND FIRST VIRTUAL CORPORATION, AS TENANT.

                                  [SITE PLAN]

                              [MAP APPEARS HERE]

EXHIBIT B TO AMENDMENT NO. 3 DATED MAY 27, 1998 BY AND BETWEEN THE JOHN
---------
ARRILLAGA SURVIVOR'S TRUST AND THE RICHARD T. PEERY SEPARATE PROPERTY TRUST, AS LANDLORD, AND FIRST VIRTUAL CORPORATION, AS TENANT.

                              [MAP APPEARS HERE]

EXHIBIT B TO AMENDMENT NO. 3 DATED MAY 27, 1998 BY AND BETWEEN THE JOHN
---------
ARRILLAGA SURVIVOR'S TRUST AND THE RICHARD T. PEERY SEPARATE PROPERTY TRUST, AS LANDLORD, AND FIRST VIRTUAL CORPORATION, AS TENANT.

                                                                   Park Sq. II-3

                                AMENDMENT NO. 4
                                    TO LEASE

  THIS AMENDMENT NO. 4 is made and entered into this 4th day of February, 1999, by and between JOHN ARRILLAGA, Trustee, or his Successor Trustee UTA dated 7/20/77 (JOHN ARRILLAGA SURVIVOR'S TRUST) (previously known as the "John Arrillaga Separate Property Trust") as amended, and RICHARD T. PEERY, Trustee, or his Successor Trustee UTA dated 7/20/77 (RICHARD T. PEERY SEPARATE PROPERTY TRUST) as amended, collectively as LANDLORD, and FVC.COM, Inc. a Delaware corporation, as TENANT.

                                    RECITALS

  A. WHEREAS, by Lease Agreement dated July 19, 1995 Landlord leased to Tenant approximately 12,690+ square feet of that certain 48,000+ square foot building located at 3393 Octavius Drive, Suite 202, Santa Clara, California, the details of which are more particularly set forth in said July 19, 1995 Lease Agreement, and

  B. WHEREAS, said Lease was amended by Letter Agreement dated November 6, 1997, whereby Landlord consented to Tenant's assignment of said Lease from First Virtual Corporation, a California corporation to First Virtual Corporation, a Delaware corporation, and

  C. WHEREAS, said Lease was amended by Amendment No. 1 dated November 7, 1997 which added a Co-terminous paragraph and a Cross-default paragraph as related to premises leased by Tenant from Landlord at 3233 Scott Blvd., Santa Clara, California, and

  D. WHEREAS, said Lease was amended by Amendment No. 2 dated April 2, 1998 which (i) increased the square footage of the Leased Premises by 9,696+ square feet effective May 1, 1998 ("Phase I Increased Premises"), (ii) increased the square footage of the Leased Premises by 2,561+ square feet effective December 1, 1998 ("Phase II Increased Premises"), (iii) extended the Lease Term for a period of four years and eight months, (iv) amended the Basic Rent schedule and Aggregate Rent accordingly, (v) increased the Security Deposit required under the Lease, (vi) increased Tenant's non-exclusive parking spaces, (vii) amended the Management Fee charged to Tenant, (viii) amended Lease Paragraph 19 ("Assignment and Subletting"), (ix) replaced Lease Paragraphs 39 ("Limitation of Liability") and 47 ("Hazardous Materials"), (x) deleted Paragraphs 1 ("Lease Terms Co-terminous") and 2 ("Cross Default") to Amendment No. 1 dated November 7, 1997, and (xi) added a paragraph ("Authority to Execute") to said Lease, and

  E. WHEREAS, said Lease was amended by Amendment No. 3 dated May 27, 1998 which (i) deleted Paragraph 1.B. of Amendment No. 2 and increased the former "Phase II Increased Premises" by increased the square footage of the Leased Premises by a total of 25,614 + square feet effective December 1, 1998 to reflect Tenant leasing one hundred percent of the Building, (ii) extended the Lease Term for a period of two years and seven months, (iii) amended the Basic Rent schedule and Aggregate Rent accordingly, (iv) increased the Security Deposit required under the Lease, (v) increased Tenant's non-exclusive parking spaces, (vi) amended Lease Paragraph 19 ("Assignment and Subletting"), and (vii) replaced Lease Paragraphs 7 ("Expenses of Operation, Management, and Maintenance of the Common Areas of the Complex and Building in which the Premises are Located"), 10 ("Tenant Maintenance") and 11 ("Utilities of the Building in which the Premises are Located"), and

  F.  WHEREAS, it is now the desire of the parties hereto to amend the Lease by
(i) acknowledging Tenant's name change from First Virtual Corporation, a Delaware corporation to FVC.COM, Inc., a Delaware corporation effective July 31, 1998, (ii) reducing the Basic Rent due under the Lease for a six month period commencing January 1, 1999 and ending June 30, 1999, (iii) extending the Lease Term by three years and seven months, and (iv) amending the Basic Rent Schedule and Aggregate Rent under said Lease Agreement as hereinafter set forth.


                                                        Initial: (illegible)^^
                                                                ---------------

                                                                   Park Sq. II-3

                                   AGREEMENT

     NOW THEREFORE, for valuable consideration, receipt of which is hereby acknowledged, and in consideration of the hereinafter mutual promises, the parties hereto do agree as follows:

  1.  TENANT NAME CHANGE: Pursuant to information provided to Landlord by
      ------------------
Tenant, it is acknowledged by Landlord that effective on or about July 31, 1998, Tenant, "First Virtual Corporation", a Delaware corporation, has changed its' name by Corporate Resolution to "FVC.COM, Inc.", a Delaware corporation; the change in name did not result in a change in ownership structure and for all intents and purposes all the assets and liabilities of First Virtual Corporation are now the assets and liabilities of FVC.COM, Inc., and FVC.COM, Inc. will be responsible for the full performance of all terms, covenants, and conditions of said Lease Agreement from the date of the Lease (July 19, 1995) through the effective Termination Date of said Lease. In the event there was a change in ownership or there is not a complete transfer of 100% of the assets and liabilities from First Virtual Corporation to FVC.COM, Inc. both companies agree to be jointly and severally liable for the full terms and conditions of the Lease Agreement from through the Termination Date of said Lease.

  2.  TERM OF LEASE: It is agreed between the parties that the Term of said
      -------------
Lease Agreement shall be extended for an additional three (3) year seven (7) month period, and the Lease Termination Date shall be changed from November 30, 2005 to June 30, 2009.

  3.  BASIC RENT SCHEDULE: As an accommodation to Tenant and in consideration of
      -------------------
Tenant extending the Term of the Lease, Landlord has agreed to reduce the Basic Rent due under the Lease for the period of January 1, 1999 through June 30, 1999 by $40,000.00 per month. The Basic Rent schedule, as shown in Paragraph 4(A) of the Lease Agreement, shall be amended as follows:

  On January 1, 1999, the sum of FIFTY SIX THOUSAND AND NO/100 DOLLARS ($56,000.00) shall be due, and a like sum due on the first day of each month thereafter, through and including April 1, 1999.

  On May 1, 1999, the sum of SIXTY THOUSAND EIGHT HUNDRED AND NO/100 DOLLARS ($60,800.00) shall be due, and a like sum due on the first day of each month thereafter, through and including June 1, 1999.

  On July 1, 1999, the sum of ONE HUNDRED FIVE THOUSAND SIX HUNDRED AND NO/100 DOLLARS ($105,600.00) shall be due, and a like sum due on the first day of each month thereafter, through and including April 1, 2000.

  On May 1, 2000, the sum of ONE HUNDRED THIRTEEN THOUSAND TWO HUNDRED AND NO/100 DOLLARS ($113,200.00) shall be due, and a like sum due on the first day of each month thereafter, through and including April 1, 2001.

  On May 1, 2001, the sum of ONE HUNDRED TWENTY FOUR THOUSAND EIGHT HUNDRED AND NO/100 DOLLARS ($124,800.00) shall be due, and a like sum due on the first day of each month thereafter, through and including April 1, 2003.

  On May 1, 2003, the sum of ONE HUNDRED TWENTY SEVEN THOUSAND TWO HUNDRED AND NO/100 DOLLARS ($127,200.00) shall be due, and a like sum due on the first day of each month thereafter, through and including April 1, 2004.

  On May 1, 2004, the sum of ONE HUNDRED TWENTY NINE THOUSAND SIX HUNDRED AND NO/100 DOLLARS ($129,600.00) shall be due, and a like sum due on the first day of each month thereafter, through and including April 1, 2005.

  On May 1, 2005, the sum of ONE HUNDRED THIRTY TWO THOUSAND AND NO/100 DOLLARS ($132,000.00) shall be due, and a like sum due on the first day of each month thereafter, through and including April 1, 2006.

                                                          Initial: (Illegible)^^
                                                                   -------------

                                                                   Park Sq. II-3

  On May 1, 2006, the sum of ONE HUNDRED THIRTY SIX THOUSAND EIGHT HUNDRED AND NO/100 DOLLARS ($136,800.00) shall be due, and a like sum due on the first day of each month thereafter, through and including April l, 2007.

  On May 1, 2007, the sum of ONE HUNDRED FORTY ONE THOUSAND SIX HUNDRED AND NO/100 DOLLARS ($141,600.00) shall be due, and a like sum due on the first day of each month thereafter, through and including April 1, 2008.

  On May 1, 2008, the sum of ONE HUNDRED FORTY SIX THOUSAND FOUR HUNDRED AND NO/100 DOLLARS ($146,400.00) shall be due, and a like sum due on the first day of each month thereafter, through and including April 1, 2009.

  On May l, 2009, the sum of ONE HUNDRED FIFTY ONE THOUSAND TWO HUNDRED AND NO/100 DOLLARS ($151,200.00) shall be due, and a like sum due on the first day of each month thereafter, through and including June 1, 2009.

  The Aggregate Rental shall be increased by $6,408,000.00, or from $10,207,325.03 to $16,615,325.03.

  4.  SECURITY DEPOSIT: Tenant's Security Deposit shall remain $259,200.00.
      ----------------

  EXCEPT AS MODIFIED HEREIN, all other terms, covenants, and conditions of said July 19, 1995 Lease Agreement shall remain in full force and effect.

  IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment No. 4 to Lease as of the day and year last written below.

LANDLORD:                                       TENANT:

JOHN ARRILLAGA                                  FVC.COM, INC.
SURVIVOR'S TRUST                                a Delaware corporation


By /s/ John Arrillaga                           By /s/ Ralph Ungermann
  -----------------------                         ---------------------
  John Arrillaga, Trustee


Date: 2/24/99                                   Ralph Ungermann
     --------------------                       ---------------------
                                                Print or Type Name

RICHARD T. PEERY SEPARATE                       Title: Chairman
PROPERTY TRUST                                  ---------------------


By /s/ Richard T. Peery                         Date: 2/23/99
  ----------------------                        -------------
  Richard T. Peery, Trustee

Date: 2/24/99                                                Initial: R.U. J.A.
     --------                                                        -----------

                                                                Park Sq. II-3

B attached hereto, with the entire interior leased Premises shown in Red on
-
Exhibit B.
---------

  2.  INCREASED PREMISES SUBJECT TO LANDLORD'S OBTAINING TERMINATION AGREEMENT
      ------------------------------------------------------------------------
WITH CURRENT TENANT FOR CURRENT TENANT'S SPACE: Tenant's Lease of the Phase I
----------------------------------------------
Increased Premises and the Phase II Increased Premises (collectively the "Increased Premises") is subject to Landlord obtaining from 3Com Corporation ("3Com"), the current tenant occupying the Increased Premises, a Termination Agreement satisfactory to Landlord on or before April 30, 1998. In the event Landlord is unable to obtain said satisfactory Agreement on or before April 30, 1998, and/or in the event 3Com fails to timely vacate the Phase I Increased Premises and surrender same to Landlord free and clear of its occupancy, this Amendment shall, at Landlord's option: a) be rescinded as relates to both the Phase I Increased Premises and the Phase II Increased Premises, or b) the Commencement Date of the Phase I Increased Premises hereof shall be modified to reflect the date Landlord so obtains said satisfactory Termination Agreement and receives possession of the Phase I Increased Premises free and clear of 3Com's occupancy; provided, however, that said period of delay caused by 3Com shall not extend beyond June 30, 1998. In the event Landlord cannot deliver said Phase I Increased Premises by June 30, 1998, Paragraphs 1, 5 and 6 of this Amendment No. 2 shall be automatically rescinded and Paragraph 4 shall be amended to reflect the deletion of the Increased Premises.

In the event 3Com fails to timely vacate the Phase II Increased Premises and surrender same to Landlord free and clear of its occupancy by November 30, 1998, the Commencement Date of the Phase II Increased Premises hereof shall be modified to reflect the date Landlord so obtains said satisfactory Termination Agreement and receives possession of the Increased Premises free and clear of 3Com's occupancy and Paragraph 4 shall be amended to reflect the change in the Commencement Date for the Phase II Increased Premises.

  3.  TERM OF LEASE: It is agreed between the parties that the Term of said
      -------------
Lease Agreement shall be extended for an additional four (4) year eight (8) month period, and the Lease Termination Date shall be changed from August 31, 1998 to April 30, 2003.

  4.  BASIC RENT SCHEDULE: The Basic Rent schedule, as shown in Paragraph 4(A)
      -------------------
of the Lease Agreement, shall be amended as follows:

  On May 1, 1998, the sum of THIRTY THREE THOUSAND THREE HUNDRED FIFTY ONE AND NO/100 DOLLARS ($33,351.00) shall be due, and a like sum due on the first day of each month thereafter, through and including August 1, 1998.

  On September l, 1998, the sum of FORTY FOUR THOUSAND SEVEN HUNDRED SEVENTY TWO AND NO/100 DOLLARS ($44,772.00) shall be due, and a like sum due on the first day of each month thereafter, through and including November 1, 1998.

  On December 1, 1998, the sum of FORTY NINE THOUSAND EIGHT HUNDRED NINETY FOUR AND NO/100 DOLLARS ($49,894.00) shall be due, and a like sum due on the first day of each month thereafter, through and including April 1, 1999.

  On May 1, 1999, the sum of FIFTY TWO THOUSAND THREE HUNDRED EIGHTY EIGHT AND 70/100 DOLLARS ($52,388.70) shall be due, and a like sum due on the first day of each month thereafter, through and including April 1, 2000.

  On May 1, 2000, the sum of FIFTY FOUR THOUSAND EIGHT HUNDRED EIGHTY THREE AND 40/100 DOLLARS ($54,883.40) shall be due, and a like sum due on the first day of each month thereafter, through and including April 1, 2001.

  On May 1, 2001, the sum of FIFTY SEVEN THOUSAND THREE HUNDRED SEVENTY EIGHT AND 10/100 DOLLARS ($57,378.10) shall be due, and a like sum due on the first day of each month thereafter, through and excluding April 1, 2002.

  On May 1, 2002, the sum of FIFTY NINE THOUSAND EIGHT HUNDRED SEVENTY TWO AND 80/100 DOLLARS ($59,872.80) shall be due, and a like sum due on the first day of each month thereafter, through and including April 1, 2003.


                                                        Initial: (illegible)
                                                                ---------------

                                                                   Park Sq. II-3

  As a result of the increase in square feet leased, the Aggregate Rental shall be increased by $3,155,630.00, or from $486,641.03 to $3,642,271.03.

  5.  INCREASED PARKING: Effective May 1, 1998, Tenant's nonexclusive parking
      -----------------
spaces shall be increased by 39 spaces, or from 51 spaces to 90 spaces. Effective December 1, 1998, Tenant's nonexclusive parking spaces shall be increased by 10 spaces or from 90 spaces to 100 spaces.

  6.  SECURITY DEPOSIT: Tenant's Security Deposit shall be increased by
      ----------------
$91,827.60, or from $27,918.00 to $119,745.60, payable upon Tenant's execution of this Amendment No. 2.

  7.  MANAGEMENT FEE: Beginning May 1, 1998, Tenant shall pay to Landlord, in
      --------------
addition to the Basic Rent and Additional Rent, a fixed monthly management fee ("Management Fee") equal to three percent (3%) of the Basic Rent due for each month throughout the remaining Lease Term. Tenant shall remain liable for the five percent (5%) management fee previously charged against Additional Rent through April 30, 1998.

  8.  ASSIGNMENT AND SUBLETTING: Lease Paragraph 19 ("Assignment and
      -------------------------
Subletting") shall be amended to include the following language:

  "Any and all sublease agreement(s) between Tenant and any and all subtenant(s) (which agreements must be consented to by Landlord, pursuant to the requirements of this Lease) shall contain the following language:

     "If Landlord and Tenant jointly and voluntarily elect, for any reason whatsoever, to terminate the Master Lease prior to the scheduled Master Lease termination date, then this Sublease (if then still in effect) shall terminate concurrently with the termination of the Master Lease. Subtenant expressly acknowledges and agrees that (1) the voluntary termination of the Master Lease by Landlord and Tenant and the resulting termination of this Sublease shall not give Subtenant any right or power to make any legal or equitable claim against Landlord, including without limitation any claim for interference with contract or interference with prospective economic advantage, and (2) Subtenant hereby waives any and all rights it may have under law or at equity against Landlord to challenge such an early termination of the Sublease, and unconditionally releases and relieves Landlord, and its officers, directors, employees and agents, from any and all claims, demands, and/or causes of action whatsoever (collectively, "Claims"), whether such matters are known or unknown, latent or apparent, suspected or unsuspected, foreseeable or unforeseeable, which Subtenant may have arising out of or in connection with any such early termination of this Sublease. Subtenant knowingly and intentionally waives any and all protection which is or may be given by
  Section 1542 of the California Civil Code which provides as follows: "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with debtor.

     The term of this Sublease is therefore subject to early termination. Subtenant's initials here below evidence (a) Subtenant's consideration of and agreement to this early termination provision, (b) Subtenant's acknowledgment that, in determining the net benefits to be derived by Subtenant under the terms of this Sublease, Subtenant has anticipated the potential for early termination, and (c) Subtenant's agreement to the general waiver and release of Claims above.

     Initials:                          Initials:
                -------------------                -----------------
                    Subtenant                            Tenant

     In no event will Landlord consent to a sub-sublease of the Premises."


9. LIMITATION OF LIABILITY: Lease Paragraph 39 ("Limitation of Liability") shall be


                                                       Initial: (illegible)
                                                               ---------------

                                                                   Park Sq. II-3

deleted and replaced in its entirety by the following:

  "39.  LIMITATION OF LIABILITY In consideration of the benefits accruing
        -----------------------
  hereunder, Tenant and all successors and assigns covenant and agree that, in the event of any actual or alleged failure, breach or default hereunder by
  Landlord:

  (i) the sole and exclusive remedy shall be against Landlord's interest in the Premises leased herein;
  (ii) no partner of Landlord shall be sued or named as a party in any suit or action (except as may be necessary to secure jurisdiction of the partnership);
  (iii) no service of process shall be made against any partner of Landlord (except as may be necessary to secure jurisdiction of the partnership);
  (iv) no partner of Landlord shall be required to answer or otherwise plead to any service of process;
  (v) no judgment will be taken against any partner of Landlord;
  (vi) any judgment taken against any partner of Landlord may be vacated and set aside at any time without hearing;
  (vii) no writ of execution will ever be levied against the assets of any partner of Landlord;
  (viii) these covenants and agreements are enforceable both by Landlord and also by any partner of Landlord.

     Tenant agrees that each of the foregoing covenants and agreements shall be applicable to any covenant or agreement either expressly contained in this Lease or imposed by statute or at common law."

  10. HAZARDOUS MATERIALS: Lease Paragraph 47 ("Hazardous Materials") shall be deleted and replaced in its entirety by the following:

  "47.  HAZARDOUS MATERIALS: Landlord and Tenant agree as follows with respect
        -------------------
  to the existence or use of "Hazardous Materials" (as defined herein) on, in, under or about the Premises and real property located beneath said Premises and the common areas of the Complex (hereinafter collectively referred to as the "Property"):

     A. As used herein, the term "Hazardous Materials" shall mean any material, waste, chemical, mixture or byproduct which is or hereafter is defined, listed or designated under Environmental Laws (defined below) as a pollutant, or as a contaminant, or as a toxic or hazardous substance, waste or material, or any other unwholesome, hazardous, toxic, biohazardous, or radioactive material, waste, chemical, mixture or byproduct, or which is listed, regulated or restricted by any Environmental Law (including, without limitation, petroleum hydrocarbons or any distillates or derivatives or fractions thereof, polychlorinated biphenyls, or asbestos). As used herein, the term "Environmental Laws" shall mean any applicable Federal, State of California or local government law (including common law), statute, regulation, rule, ordinance, permit, license, order, requirement, agreement, or approval, or any determination, judgment, directive, or order of any executive or judicial authority at any level of Federal, State of California or local government (whether now existing or subsequently adopted or promulgated) relating to pollution or the protection of the environment, ecology, natural resources, or public health and safety.

     B. Tenant shall obtain Landlord's written consent, which may be withheld in Landlord's discretion prior to the occurrence of any Tenant's Hazardous Materials Activities (defined below); provided, however, that Landlord's consent shall not be required for normal use in compliance with applicable Environmental Laws of customary household and office supplies (Tenant shall first provide Landlord with a list of said materials use), such as mild cleaners, lubricants and copier toner. As used herein, the term "Tenant's Hazardous Materials Activities" shall mean any and all use, handling, generation, storage, disposal, treatment, transportation, discharge, or emission of any Hazardous Materials on, in, beneath, to, from, at or about the Property, in connection with Tenant's use of the Property, or by Tenant or by any of Tenant's agents, employees, contractors, vendors, invitees, visitors or its future subtenants or assignees. Tenant agrees that any and all Tenant's Hazardous Materials Activities shall be conducted in strict, full compliance with applicable Environmental Laws at Tenant's expense,


                                                         Initial: (illegible)
                                                                 ---------------

                                                                   Park Sq. II-3

  and shall not result in any contamination of the Property or the environment. Tenant agrees to provide Landlord with prompt written notice of any spill or release of Hazardous Materials at the Property during the term of the Lease of which Tenant becomes aware, and further agrees to provide Landlord with prompt written notice of any violation of Environmental Laws in connection with Tenant's Hazardous Materials Activities of which Tenant becomes aware. If Tenant's Hazardous Materials Activities involve Hazardous Materials other than normal use of customary household and office supplies, Tenant also agrees at Tenant's expense: (i) to install such Hazardous Materials monitoring, storage and containment devices as Landlord reasonably deems necessary (Landlord shall have no obligation to evaluate the need for any such installation or to require any such installation); (ii) provide Landlord with a written inventory of such Hazardous Materials, including an update of same each year upon the anniversary date of the Commencement Date of the Lease ("Anniversary Date"); and (iii) on each Anniversary Date, to retain a qualified environmental consultant, acceptable to Landlord, to evaluate whether Tenant is in compliance with all applicable Environmental Laws with respect to Tenant's Hazardous Materials Activities. Tenant, at its expense, shall submit to Landlord a report from such environmental consultant which discusses the environmental consultant's findings within two (2) months of each Anniversary Date. Tenant, at its expense, shall promptly undertake and complete any and all steps necessary, and in full compliance with applicable Environmental Laws, to fully correct any and all problems or deficiencies identified by the environmental consultant, and promptly provide Landlord with documentation of all such corrections.

     C. Prior to the termination or expiration of the Lease, Tenant, at its expense, shall (i) properly remove from the Property all Hazardous Materials which come to be located at the Property in connection with Tenant's Hazardous Materials Activities, and (ii) fully comply with and complete all facility closure requirements of applicable Environmental Laws regarding Tenant's Hazardous Materials Activities, including but not limited to (x) properly restoring and repairing the Property to the extent damaged by such closure activities, and (y) obtaining from the local Fire Department or other appropriate governmental authority with jurisdiction a written concurrence that closure has been completed in compliance with applicable Environmental Laws. Tenant shall promptly provide Landlord with copies of any claims, notices, work plans, data and reports prepared, received or submitted in connection with any such closure activities.

     D. If Landlord, in its sole discretion, believes that the Property has become contaminated as a result of Tenant's Hazardous Materials Activities, Landlord in addition to any other rights it may have under this Lease or under Environmental Laws or other laws, may enter upon the Property and conduct inspection, sampling and analysis, including but not limited to obtaining and analyzing samples of soil and groundwater, for the purpose of determining the nature and extent of such contamination. Tenant shall promptly reimburse Landlord for the costs of such an investigation, including but not limited to reasonable attorney's fees Landlord incurs with respect to such investigation, that discloses Hazardous Materials contamination for which Tenant is liable under this Lease. Except as may be required of Tenant by applicable Environmental Laws, Tenant shall not perform any sampling, testing, or drilling to identify the presence of any Hazardous Materials at the Property, without Landlord's prior written consent which may be withheld in Landlord's discretion. Tenant shall promptly provide Landlord with copies of any claims, notices, work plans, data and reports prepared, received, or submitted in connection with any sampling, testing or drilling performed pursuant to the preceding sentence.

     E. Tenant shall indemnify, defend (with legal counsel acceptable to Landlord, whose consent shall not unreasonably be withheld) and hold harmless Landlord, its employees, assigns, successors, successors-in-interest, agents and representatives from and against any and all claims (including but not limited to third party claims from a private party or a government authority), liabilities, obligations, losses, causes of action, demands, governmental proceedings or directives, fines, penalties, expenses, costs (including but not limited to reasonable attorneys', consultants' and other experts' fees and costs), and damages, which arise from or relate to: (i) Tenant's Hazardous Materials Activities; (ii) releases or discharges of Hazardous Materials at the Property, which occur during the Term of this Lease, (iii) any Hazardous Materials contamination caused by Tenant prior to the Commencement Date of the Lease; or (iv) the breach of any obligation of Tenant under this Paragraph 47 (collectively, "Tenant's Environmental Indemnification"). Tenant's


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

                                                                   Park Sq. II-3

  Environmental Indemnification shall include but is not limited to the obligation to promptly and fully reimburse Landlord for losses in or reductions to rental income, and diminution in fair market value of the Property. Tenants Environmental Indemnification shall further include but is not limited to the obligation to diligently and properly implement to completion, at Tenant's expense, any and all environmental investigation, removal, remediation, monitoring, reporting, closure activities, or other environmental response action (collectively, "Response Actions"). Tenant shall promptly provide Landlord with copies of any claims, notices, work plans, data and reports prepared, received or submitted in connection with any Response Actions.

  It is agreed that the Tenant's responsibilities related to Hazardous Materials will survive the expiration or termination of this Lease and that Landlord may obtain specific performance of Tenant's responsibility under this Paragraph 47."

  11.  DELETE INAPPLICABLE PARAGRAPHS: Effective May 1, 1998, Paragraph 1
       ------------------------------
("Lease Terms Co-Terminous") and Paragraph 2 ("Cross Default") to Amendment No. 1 shall be null and void and of no further force or effect.

  12.  AUTHORITY TO EXECUTE: The parties executing this Agreement hereby warrant
       --------------------
and represent that they are properly authorized to execute this Agreement and bind the parties on behalf of whom they execute this Agreement and to all of the terms, covenants and conditions of this Agreement as they relate to the respective parties hereto.

  EXCEPT AS MODIFIED HEREIN, all other terms, covenants, and conditions of said July 19, 1995 Lease Agreement shall remain in full force and effect.

  IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment No. 2 to Lease as of the day and year last written below.

LANDLORD:                                       TENANT:

JOHN ARRILLAGA                                  FIRST VIRTUAL CORPORATION
SURVIVOR'S TRUST                                a Delaware corporation


By /s/ John Arrillaga                           By /s/ Anita Neumann
  -----------------------                         ---------------------
  John Arrillaga, Trustee


Date: 5/1/98                                    Anita Neumann
     --------------------                       -----------------------
                                                Print or Type Name


RICHARD T. PEERY SEPARATE                       Title: Facilities Operations
                                                      ----------------------
PROPERTY TRUST


By /s/ Richard T. Peery                         Date: April 29, 1998
  ---------------------                              ------------------
  Richard T. Peery, Trustee


Date: 5/7/98
      ------

                                                          Initial: (illegible)^^
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